EXHIBIT 21
SUBSIDIARIES OF THE PARENT
The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2008:

Jurisdiction of
Incorporation or
Subsidiary	Organization
1005 Corp.	North Carolina
1020 Leavenworth Street Lessee Limited Liability Company	Nebraska
1024 Dodge Street Limited Partnership	Nebraska
110 Monastery Associates, Limited Partnership	Massachusetts
1368 Euclid Street Tenant L.P.	Virginia
150 Miami Associates Tenant, LLC	Florida
1CC-Waco TX, LLC	Delaware
1st Capital Mortgage, LLC	Delaware
2007 Vento II, LLC	Delaware
3217917 Nova Scotia Company	Canada-Nova Scotia
343 South Dearborn II, LLC	Illlinois
425 South Tryon Street, LLC	North Carolina
509 Vine Street Tenant, L.P.	Pennsylvania
660 Master, LLC	Ohio
A.G. Edwards Technology Group, Inc.	Missouri
A.G. Edwards Technology Partners	Missouri
A.G. Edwards & Sons (U.K.) Limited	United Kingdom
A.G. Edwards & Sons, LLC	Delaware
A.G. Edwards Capital, Inc.	Delaware
A.G. Edwards Hedging Services, Inc.	Nevada
A.G. Edwards Private Equity Partners II, L.P.	Delaware
A.G. Edwards Private Equity Partners QP II, L.P.	Delaware
A.G. Edwards Private Equity Partners QP, L.P.	Delaware
A.G. Edwards Private Equity Partners, L.P.	Delaware
A.G. Edwards, Inc.	Delaware
ABCA, Inc	Florida
ABD Financial Services, Inc.	Colorado
ABD Insurance and Financial Services	California
ACAS/WCM, LLC	Delaware
ACO Brokerage Holdings Corporation	Delaware
Acordia of Indiana, Inc.	Indiana
Adams at Broad Tenant L.P.	Virginia
Advance Mortgage	Virginia
Advantage Mortgage Partners, LLC	Delaware
AGE Capital Holding, Inc.	Delaware
AGE International, Inc.	Delaware
AGE Investments, Inc.	Delaware
AHC Limited Partnership - 10	Virginia
AHC Limited Partnership - 11	Virginia
AHG Tax Credit Fund I, L.L.C.	Delaware
AHG Tax Credit Fund II, L.L.C.	Delaware
AHG Tax Credit Fund III, L.L.C.	Delaware
AHG Tax Credit Fund IV, L.L.C.	Delaware

SUBSIDIARIES OF THE PARENT
The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2008:

Jurisdiction of
Incorporation or
Subsidiary	Organization
AHG Tax Credit Fund IX, L.L.C.	Delaware
AHG Tax Credit Fund V, L.L.C.	Delaware
AHG Tax Credit Fund VI, L.L.C.	Delaware
AHG Tax Credit Fund VII, L.L.C.	Delaware
AHG Tax Credit Fund X, L.L.C.	Delaware
AHG Tax Credit Fund XII L.L.C.	Delaware
AHG Tax Credit Fund XIV, L.L.C.	Delaware
AHG Tax Credit Fund XVI, L.P.	Delaware
AHG Tax Credit Fund XVII, L.P.	Delaware
AHG Tax Credit Fund XVIII, LLC	Delaware
Alano Funding, LLC	Delaware
Alaska Best Mortgage, LLC	Delaware
Alces Funding, LLC	Delaware
Alexandria Apartments/Condo Holdings, L.L.C.	Delaware
Alliance Group Lending, LLC	Delaware
Alliance Home Mortgage, LLC	Delaware
Alopekis Funding, LLC	Delaware
Alta Mesa AZ, LLC	Delaware
AM/F Managing Member, LLC	Delaware
AM/F2 Managing Member, LLC	Delaware
AM/F4A Managing Member, LLC	Delaware
Amber Asset Management Inc.	Maryland
American Capital/Wachovia CDO Investor Fund, L.P.	Delaware
American E & S Insurance Brokers California, Inc.	California
American Mortgage Network, Inc.	Delaware
American Priority Mortgage, LLC	Delaware
American Securities Company	California
American Securities Company of Missouri	Missouri
American Securities Company of Nevada	Nevada
American Securities Company of Utah	Utah
American Southern Mortgage Services, LLC	Delaware
American Tobacco SCP, LP	Maryland
AmNet Mortgage, Inc.	Maryland
APM Mortgage, LLC	Delaware
Appomattox Governor’s School L.P.	Virginia
Ascent Financial Services, LLC	Delaware
Ashton Woods Mortgage, LLC	Delaware
Aspen Delaware Funding, LLC	Delaware
ATC Realty Fifteen, Inc.	California
ATC Realty Nine, Inc.	California
ATC Realty Sixteen, Inc.	California
Atlas - OCI Enhanced Loan Income Fund LLC	Delaware
Atlas Advisors, Inc.	California

SUBSIDIARIES OF THE PARENT
The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2008:

Jurisdiction of
Incorporation or
Subsidiary	Organization
Atlas Capital Funding, Ltd.	Cayman Islands
Atlas Loan Funding (CENT I), LLC	Delaware
Atlas Loan Funding (Hartford), LLC	Delaware
Atlas Loan Funding (Navigator), LLC	Delaware
Atlas Loan Funding 2, LLC	Delaware
Augusta Landings Raleigh, LLC	Delaware
Augustus Ventures, L.L.C.	Nevada
Aurora GP Holding, LLC	Delaware
AZ-#3644 Jackson, LLC	Delaware
Azalea Asset Management, Inc.	Delaware
Bacon Housing, L.P.	Virginia
BAFSC/WLC CX HUP I Trust	Delaware
BAFSC/WLC CX HUP II Trust	Delaware
BAFSC/WLC CX HUP, Ltd.	Bermuda
Bankers Funding Company, LLC	Delaware
Barrington Crestview GA, LLC	Delaware
Bart, Inc.	Florida
Bateman Eichler, Hill Richards Housing Investors, Inc.	California
Bateman Eichler, Hill Richards Realty Co., Incorporated	California
Bateman Eichler, Hill Richards Realty Services, Inc.	California
Bay Harbor Homes, LLC	Delaware
Bayshore Insurance Agency, Inc.	Texas
Beaumont Insurance Company	Vermont
BEHR Housing Investors 1981-1, L.P.	California
Belgravia Mortgage Group, LLC	Delaware
Benefit Mortgage, LLC	Delaware
BenefitElect Alliance, LLC	Georgia
Bergamasco Funding, LLC	Delaware
Berks Mortgage Services, LLC	Delaware
Besso Holdings Limited	United Kingdom-England
Besso Limited	United Kingdom-England
Besso Operational Support Services Limited	United Kingdom-England
Besso Re Limited	United Kingdom-England
Besso Risk Solutions Ltd	United Kingdom-England
Besso Special Groups Limited	United Kingdom-England
Besso Transportation Limited	United Kingdom-England
BGMCO PA, Inc.	Pennsylvania
BHS Home Loans, LLC	Delaware
Biggs Building SCP, L.P.	Virginia
Biscoe Finance, LLC	Delaware
Bitterroot Asset Management, Inc.	Cayman Islands
Blackhawk Bancorporation	Iowa
Blue Spirit Insurance Company	Vermont

SUBSIDIARIES OF THE PARENT
The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2008:

Jurisdiction of
Incorporation or
Subsidiary	Organization
Bluebonnet Asset Management, Inc.	Delaware
BluePoint Holdings Limited	Bermuda
Bluffwalk Center Lessee, L.P.	Virginia
Bluffwalk SCP, L.L.C.	Virginia
Boettcher Properties, Ltd.	Colorado
Bowler Housing L.P.	Virginia
Boxer Building LLC	North Carolina
BPL Holdings, Inc.	Delaware
B-R Penn Tenant, LLC	Pennsylvania
Bridgewater Falls Hamilton, LLC	Delaware
Brittlebush Financing, LLC	Nevada
Bryan, Pendleton, Swats & McAllister, LLC	Tennessee
Business Development Corporation of South Carolina	South Carolina
CACC SCP, LP	Virginia
CACC Tenant, LP	Virginia
Calibre Advisory Services, Inc.	Delaware
Canal Walk Lofts II L.P.	Virginia
Canal Walk Lofts II SCP L.P.	Virginia
Canal Walk Lofts III SCP L.P.	Virginia
Canal Walk Lofts III Tenant L.P.	Virginia
Canal Walk Lofts Tenant L.P.	Virginia
Capitol Finance Group, Inc.	North Carolina
Capitol Places IV, LLC	South Carolina
Capstone Home Mortgage, LLC	Delaware
Cardinal Finance Corporation	Delaware
Cardinal Holding, Inc.	New York
Cardinal International Leasing, LLC	Delaware
Cardinal Oreo Finance Corporation	Delaware
Carnation Asset Management, Inc.	Delaware
CAROLINA/CONSOLIDATED SCP, L.P.	Virginia
Cascade Home Lending, LLC	Delaware
Caveness Partners, LLC	Delaware
Cayman Bay Apartments, LLC	Delaware
CBC Affinity Groups Limited	United Kingdom-England
CBC UK Limited	United Kingdom-England
Centennial Home Mortgage, LLC	Delaware
Central Federal Mortgage Company	Not Required
Central Fidelity Capital Trust I	Delaware
Central Fidelity Properties, Inc.	Virginia
Centurion Agency Nevada, Inc.	Nevada
Centurion Casualty Company	Iowa
Centurion Funding, Inc.	California
Centurion Funding, LLC	Delaware

SUBSIDIARIES OF THE PARENT
The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2008:

Jurisdiction of
Incorporation or
Subsidiary	Organization
Centurion Life Insurance Company	Iowa
Century Bancshares, Inc.	Texas
Century Bank, National Association	United States
Century Capital Trust	Delaware
Century Mill Investors LLC	Delaware
Cervus Funding, L.P.	Delaware
CFC Acushnet Avenue, LLC	Delaware
CGT Insurance Company LTD.	Barbados
Charter Holdings, Inc.	Nevada
Chestnut Asset Management, Inc.	Delaware
Choice Mortgage Servicing, LLC	Delaware
City First Capital III, LLC	Delaware
City First Capital V, LLC	Delaware
City First Capital XI, LLC	Delaware
City Market Lofts SCP, LLC	North Carolina
City Market Lofts Tenant, LLC	North Carolina
CityLife Lending Group, LLC	Delaware
CMLB 2001, LLC	Delaware
CNB Investment Trust I	Maryland
CNB Investment Trust II	Maryland
Coliseum Lofts, L.P.	Virginia
Collin Equities, Inc.	Texas
Colorado Mortgage Alliance, LLC	Delaware
Colorado Professionals Mortgage, LLC	Delaware
CoLTS 2005-1, Ltd.	UK-Cayman Islands
CoLTS 2007-1, Ltd.	UK-Cayman Islands
CoLTS LLC 2005-1	Delaware
CoLTS LLC 2005-2	Delaware
CoLTS LLC 2007-1	Delaware
Columbine Asset Management, Inc.	Delaware
Columbus RI Operator, LLC	North Carolina
Congress Financial Capital (US) Corporation	Delaware
Congress Financial Capital Company	Canada-Nova Scotia
Congress Financial Capital Corporation (Canada)	Canada-Ontario
Consortium America II, LLC (Washington, D.C.)	Delaware
Cookman Restoration L.L.C.	New Jersey
CoreStates Capital I	Delaware
CoreStates Capital II	Delaware
CoreStates Capital III	Delaware
CoreStates Holdings, Inc.	Delaware
Crocker Properties, Inc.	California
CTB Realty Ventures XXI, Inc.	Connecticut
CWC MT, LLC	Virginia

SUBSIDIARIES OF THE PARENT
The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2008:

Jurisdiction of
Incorporation or
Subsidiary	Organization
CWC SCP, LLC	Virginia
Danube Holdings I C.V.	Netherlands
Danube Holdings II C.V.	Netherlands
Danube Holdings III C.V.	Netherlands
Davenport Alley, L.P.	Virginia
Delaware Trust Company, National Association	United States
Desert Mirage Gilbert, LLC	Delaware
DH Financial, LLC	Delaware
Dial Finance Company, Inc.	Nevada
Dial National Community Benefits, Inc.	Nevada
Dooley Transport, LLC	Illinois
Downtown Revival Limited Partnership	Pennsylvania
Dulles Station Herndon, LLC	Delaware
Eastdil Secured, L.L.C.	New York
Eaton Village Associates, Ltd. Co.	New Mexico
ECM Holdings Limited	United Kingdom-England
Edgeworth SCP, LLC	Virginia
Edward Jones Mortgage, LLC	Delaware
Edwards Development Corporation	Missouri
EIMCO Trust	Massachusetts
Electric Building Tenant LLC	Mississippi
Elf Tenant, L.P.	Virginia
Elite Home Mortgage, LLC	Delaware
Ellis Advertising, Inc.	Iowa
EMAR Group, Inc.	New Jersey
EnerVestWachovia CoInvestment Partnership, L.P.	Delaware
Ennis Home Mortgage, LP	Delaware
Epic Funding Corporation	California
Equity Insurance Agency, Inc.	New Jersey
European Credit Management Limited	United Kingdom
EVEREN Capital Corporation	Delaware
Everen Leasing, LLC	Delaware
Evergreen Alternative Capital, Inc.	Delaware
Evergreen Asset Management Corp.	New York
Evergreen ECM Holdings B.V.	Netherlands
Evergreen Financing Company, LLC	Delaware
Evergreen International SMID Cap Absolute Return Offshore Fund Ltd	UK-Cayman Islands
Evergreen International SMID Cap Absolute Return Offshore Master Fund Ltd	UK-Cayman Islands
Evergreen International SMID Cap Absolute Return, LLC	Delaware
Evergreen Investment Company, Inc.	North Carolina
Evergreen Investment Management Company, LLC	Delaware
Evergreen Investment Management Trust	Delaware
Evergreen Investment Services, Inc.	Delaware

SUBSIDIARIES OF THE PARENT
The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2008:

Jurisdiction of
Incorporation or
Subsidiary	Organization
Evergreen Offshore SMID Cap Holding Co., LLC	Delaware
Evergreen Private Equity Fund II, L. P.	Delaware
Evergreen Private Equity Fund, L.P.	Delaware
Evergreen Private Investment Funds-Absolute Return Fund, Super Accredited, L.P.	Delaware
Evergreen Private Investment Funds-Global MultiStrategy Fund, Accredited, L.P.	Delaware
Evergreen Private Investment Funds-Hedged Equities Super Accredited, L. P.	Delaware
Evergreen Private Investment Funds-Hedged Opportunities Fund, Accredited, L. P.	Delaware
Evergreen Private Investment Funds-MultiStrategy Accredited, L. P.	Delaware
Evergreen Private Investment Funds-MultiStrategy Fund II, Super Accredited, L.P.	Delaware
Evergreen Private Investment Funds-MultiStrategy Super Accredited, L. P.	Delaware
Evergreen Private Investment Funds-ULQ, L.P.	Delaware
Evergreen Service Company LLC	Delaware
Evergreen Worldwide Distributors, Ltd.	Bermuda
Evergreen Worldwide U.S. Dollar Fund, Ltd.	UK-Cayman Islands
Express Financial & Mortgage Services, LLC	Delaware
FA Recruiting Services, LLC	Texas
Fairway 05 Housing, LP	Delaware
Fairways 340 LLC	Delaware
Falcon Asset Management, Inc.	Delaware
Family Home Mortgage, LLC	Delaware
Farmington, Incorporated	North Carolina
FC Ashton Mill Master Lessee, LLC	Rhode Island
FC CONSOLIDATED MASTER LESSEE, LLC	Ohio
FC Edgeworth Lessor, LLC	Virginia
FC Edgeworth Master Lessee, LLC	Virginia
FC Lucky Strike Lessor, LLC	Virginia
FC Lucky Strike Master Lessee, LLC	Virginia
FCC-PR, Inc	Puerto Rico
FFBIC, Inc.	Delaware
FFL Services Corporation	New Jersey
Fidelcor Business Credit Corporation	New York
Finvercon USA, Inc.	Nevada
First Associates Mortgage, LLC	Delaware
First Citizens SC Capital Trust II	Delaware
First Clearing, LLC	Delaware
First Commerce Bancshares, Inc.	Nebraska
First Commonwealth Home Mortgage, LLC	Delaware
First Community Capital Corporation	Texas
First Community Capital Corporation of Delaware, Inc.	Delaware
First Community Capital Trust I	Delaware
First Community Capital Trust II	Delaware
First Community Capital Trust III	Delaware
First Consumer Services, Inc.	New Jersey

SUBSIDIARIES OF THE PARENT
The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2008:

Jurisdiction of
Incorporation or
Subsidiary	Organization
First Fidelity Urban Investment Corporation	New Jersey
First Financial (CA) Statutory Trust I	Connecticut
First International Advisors, LLC	Delaware
First Mortgage Consultants, LLC	Delaware
First National Properties, Inc.	South Carolina
First Penco Realty, Inc.	Pennsylvania
First Peninsula Mortgage, LLC	Delaware
First Place Financial Corporation	New Mexico
First Rate Home Mortgage, LLC	Delaware
First Security Capital I	Delaware
First State Service Corporation	North Carolina
First Union Capital I	Delaware
First Union Capital II	Delaware
First Union Commercial Investments, LLC	Tennessee
First Union Commercial Leasing Group, L.L.C.	North Carolina
First Union Community Development Corporation	Virginia
First Union Financial Investments, LLC	Tennessee
First Union Guaranteed Tax Credit Fund I, LLC	Delaware
First Union Holdings,LLC	Tennessee
First Union I, Inc.	US-Virgin Islands
First Union Institutional Capital I	Delaware
First Union Institutional Capital II	Delaware
First Union Insurance Group Trust I	Delaware
First Union Rail Corporation	North Carolina
First Union Title Corporation	Georgia
Five Star Lending, LLC	Delaware
Flagstone Apartment Property, LLC	Delaware
Florida Home Finance Group, LLC	Delaware
FNL Insurance Company	Vermont
Foothill Capital Corporation	California
Foothill Group, Inc., The	Delaware
Foothill Group, LLC, The	Delaware
Foothill Partners IV, L.P.	Delaware
Forest Glen Ballroom, LLC	Wisconsin
Forest Glen Main Master Tenant, LLC	Maryland
Forum Capital Markets, LLC	Delaware
Foundation Mortgage Services, LLC	Delaware
FPFC Management LLC	New Mexico
FSD Master Tenant, LLC	North Carolina
Fullerton Towers Holdings, LLC	Delaware
Fulton Homes Mortgage, LLC	Delaware
FUNC Holdings, Inc.	Florida
G. C. Leasing, Inc.	Virginia

SUBSIDIARIES OF THE PARENT
The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2008:

Jurisdiction of
Incorporation or
Subsidiary	Organization
G/WDC N Fairbanks, LLC	Delaware
Gallatin Asset Management, Inc.	Delaware
Galliard Capital Management, Inc.	Minnesota
Garden-Howe Urban Renewal Associates, L.P.	New Jersey
GBB Capital II	Delaware
GBB Capital III	Delaware
GBB Capital IV	Delaware
GBB Capital VI	Delaware
GBB Capital VIII	Delaware
General Homes Corp.	Texas
Genesis Mortgage, LLC	Delaware
Gibraltar Mortgage Services, LLC	Delaware
Gibraltar Mortgage, LLC	Delaware
Global Flying Insurance Services Limited	UK-England
Golden Capital Management, LLC	Delaware
Golden Funding Company	Cayman Islands
Golden Pacific Insurance Company	Vermont
Golden West Financial Corporation	North Carolina
Golden West Savings Association Service Co.	California
Goldenrod Asset Management, Inc.	Delaware
Great East Mortgage, LLC	Delaware
Great Plains Insurance Company	Vermont
Greater Atlanta Financial Services, LLC	Delaware
Greater Bay Bancorp	California
Greenfield Funding, LLC	Minnesota
Greenridge Mortgage Services, LLC	Delaware
Greensboro-Richmond Properties, LLC	Delaware
GS Bridgeport I CDE, LLC	Delaware
GS Capital Funding (Cayman) Limited	UK-Cayman Islands
GS Capital Funding (UK) II Limited	UK-England
GS Capital Funding, Inc.	Delaware
GS Private Equity Partners IX ASW Fund, LLC	Delaware
GST Co.	Delaware
Guarantee Pacific Mortgage, LLC	Delaware
Gunther HQ Federal LLC	Maryland
GWFC, LP	Delaware
H. Bernstein Insurance Brokers Limited	United Kingdom-England
H.D. Vest Advisory Services, Inc.	Texas
H.D. Vest Insurance Agency, L.L.C.	Texas
H.D. Vest Insurance Agency, L.L.C.	Montana
H.D. Vest Insurance Agency, L.L.C.	Massachusetts
H.D. Vest Investment Securities, Inc.	Texas
H.D. Vest, Inc.	Texas

SUBSIDIARIES OF THE PARENT
The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2008:

Jurisdiction of
Incorporation or
Subsidiary	Organization
HADBO Investments C.V.	Netherlands
Hallmark Mortgage Group, LLC	Delaware
Hanover/FUDC Master Limited Partnership	Delaware
Hansen and Horn Financial, LLC	Delaware
Harrier Funding, LLC	Delaware
Haskell Limited Partnership	Massachusetts
Havanese Funding, LLC	Delaware
Headhouse Retail Associates, L.P.	Pennsylvania
Heartland Security Lending, LLC	Delaware
Hendricks Mortgage, LLC	Delaware
Heritage Home Mortgage Group, LLC	Delaware
Heritage Indemnity Company	California
Heritage Mechanical Breakdown Corporation	Delaware
Hewitt Mortgage Services, LLC	Delaware
Highland Glen, LLC	Delaware
Hillsborough Lending, LLC	Delaware
Historic West Elementary, LLC	Wisconsin
HNB Auto Exchange, LLC	Delaware
Hokkaido Apartments LLC	Delaware
Home Loan Experts, Inc.	California
Home Mortgage Specialists, LLC	Delaware
Home Services Title Reinsurance Company	Vermont
HomeLife Financial, LLC	Delaware
Homeservices Lending, LLC	Delaware
Horizon Management Services, Inc.	Florida
HREG Mortgage Services, LLC	Delaware
HSM/WDC Kansas City Portfolio, LLC	Delaware
HSM/WDC Pinetree, LLC	Delaware
HSM/WDC Regency, LLC	Delaware
HSM/WDC Westbrooke I, LLC	Delaware
HSM/WDC Westbrooke II, LLC	Delaware
HS-ORLANDO FL, LLC	Delaware
Hub Building Limited Partnership	Illlinois
Iapetus Funding, LLC	Delaware
IBID, Inc.	Delaware
Iilustrated Properties Mortgage Company, LLC	Delaware
IJL 2004, LLC	North Carolina
Integrated Capital Group, Inc.	California
Integrity Home Funding, LLC	Delaware
InterWest Capital Trust I	Delaware
IntraWest Asset Management, Inc.	Delaware
Ironbrand Capital LLC	North Carolina
Island Finance Credit Services, Inc.	New York

SUBSIDIARIES OF THE PARENT
The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2008:

Jurisdiction of
Incorporation or
Subsidiary	Organization
Island Finance Holding Company, LLC	Cayman Islands
Island Finance New York, Inc.	New York
Island Finance Puerto Rico, Inc.	Delaware
Island Finance Sales Finance Corporation	Cayman Islands
Island Finance Sales Finance Trust	Puerto Rico
IWIC Insurance Company	Vermont
J. L. Kaplan Associates, LLC	Delaware
JC-Warren MI, LLC	Delaware
JERSEY CENTER/FIDOREO, INC.	New Jersey
John Laing Mortgage, LP	California
Johnston Mill Master Tenant, LP	Georgia
Jones & Minear Financial Services, LLC	Delaware
Jordan Investments GP	UK-Cayman Islands
Jordan Investments LP	UK-Cayman Islands
JPSD, Inc.	Delaware
Kardon/Atlantic Associates, L.P.	Pennsylvania
Keller Mortgage, LLC	Delaware
KH Mortgage, LLC	Delaware
Kidron Partners IV, LP	Minnesota
King Walton Way Apartments, LLC	Delaware
Knoxville Apartment Portfolio, LLC	Delaware
Knoxville-ASH, LLC	North Carolina
Knoxville-Courtyards, LLC	North Carolina
Knoxville-Eagle Pointe, LLC	North Carolina
Knoxville-Forest Ridge I, LLC	North Carolina
Knoxville-Forest Ridge II, LLC	North Carolina
Knoxville-Forest Ridge III, LLC	North Carolina
Knoxville-Smoky Crossing I, LLC	North Carolina
Knoxville-Smoky Crossing II, LLC	North Carolina
Knoxville-Surplus, LLC	North Carolina
KW 300 California Manager, LLC	North Carolina
KW Investment Co., Ltd.	Japan
KW La Serena 187 LLC	California
KW Residential, LLC	Delaware
KW/WDC Apartment Portfolio, LLC	Delaware
KW/WDC Beaverton, LLC	Delaware
KW/WDC La Mesa, LLC	Delaware
KW/WDC Norwalk, LLC	Delaware
KW/WDC Oxnard, LLC	Delaware
KW/WDC Sacramento LLC	Delaware
KW/WDC Vallejo LLC	Delaware
KW/WDC Vista, LLC	Delaware
KW/WDC Westmoreland, LLC	Delaware

SUBSIDIARIES OF THE PARENT
The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2008:

Jurisdiction of
Incorporation or
Subsidiary	Organization
KWI America Multifamily, LLC	Delaware
La Perla Sunny Isles, L.L.C.	Florida
Lake Spivey Senior Living/WDC, LLC	Delaware
Lake Street Lofts, L.L.C.	Illlinois
Lamont SCP, L.P.	Virginia
Land Partners Two, LLC	Delaware
Landfill Portfolio, LLC	Delaware
Landmark Equity Partners XIV ASW Fund, LLC	Delaware
Legacy Glenn Partnership, LLC	Georgia
Legacy Mortgage	Delaware
Lehman Crossroads XVIII ASW Fund, LLC	Delaware
LG-354 Lewisville TX, LLC	Delaware
Lincoln Building Corporation	Colorado
Linear Financial, LP	Delaware
Lordship, LLC	Delaware
Lowry Hill Investment Advisors, Inc.	Minnesota
Lucini/Parish Insurance, Inc.	Nevada
LYNX 2002-I, Ltd.	UK-Cayman Islands
Mackerel Lane Carolina Beach, LLC	Delaware
Macro*World Research Corporation	North Carolina
Macro*World Research Philippines Inc.	Philippines
Maggie L. Walker Governor’s School Tenant, L.P.	Virginia
Marben Mortgage, LLC	Delaware
Marigold Asset Management, Inc.	Delaware
Marigold International Limited	Cayman Islands
Market Villas SCP, L.P.	Virginia
Martha Turner Mortgage, LLC	Delaware
Maryland Housing Equity Fund III Limited Partnership	Maryland
Mastiff Funding, LP	Delaware
Matthew International Sales, Inc.	US-Virgin Islands
Max Mortgage, LLC	Delaware
MC of America, LLC	Delaware
McCart Landing Conyers, LLC	Delaware
McClellan Greensboro, LLC	Delaware
McMillin Home Mortgage, LLC	Delaware
MDR Partners, LLC	Delaware
Meadowmont JV, LLC	Delaware
Melbourne Atlantic Joint Venture	Florida
Mercy Housing Georgia I, L.L.L.P.	Georgia
Meridian Mortgage Corporation	Pennsylvania
Meridian Venture Partners	Pennsylvania
Metropolitan West Capital Management, LLC	California
Metropolitan West Securities, LLC	California

SUBSIDIARIES OF THE PARENT
The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2008:

Jurisdiction of
Incorporation or
Subsidiary	Organization
MidCity Community CDE-Operating Fund, LLC	Delaware
Mid-Peninsula Capital, LLC	California
Milford Highlands PA, LLC	Delaware
MMF Charlotte Partners, LLC	Delaware
Montana Apartments Pheonix, LLC	Delaware
Monument Peak, LLC	Delaware
Monument Street Funding, Inc.	California
Monument Street Funding, LLC	Delaware
Monument Street Funding-II, LLC	Delaware
Monument Street Holding LLC	Delaware
Monument Street International Funding-I, LLC	Delaware
Monument Street International Funding-II, LLC	Delaware
Mortgage 100, LLC	Delaware
Mortgage One	Not Required
Mortgages On-Site, LLC	Delaware
Mortgages Unlimited, LLC	Delaware
Mountain Ventures Treviso Bay, LLC	Delaware
Mountain Ventures WWG II, LLC	Delaware
Mountain Ventures WWG III, LLC	Delaware
Mountain Ventures WWG IV, LLC	Delaware
Mountain Ventures WWG VI, LLC	Delaware
Mountain Ventures WWG VII, LLC	Delaware
Mountain Ventures WWG, LLC	Delaware
MSC Mortgage, LLC	Delaware
Mt. Vernon Middle Tier, LLC	Delaware
Mulberry Asset Management, Inc.	Delaware
Mulberry SCP, L.P.	Virginia
Mutual Service Mortgage, LLC	Delaware
MVP Distribution Partners	Pennsylvania
MWI-2002, LLC	Delaware
NCT Exchange, LLC	Delaware
NDC Financial Services, LLC	Delaware
NEC IX, LLC	Delaware
NEC VIII, LLC	Delaware
Nero Limited, LLC	Delaware
New Markets Investment XIII, LLC	Delaware
NFPS, Inc.	Delaware
Nolde Bakery SCP, L.P.	Virginia
North Hart Run, Inc.	Virginia
North Star Mortgage Guaranty Reinsurance Company	Vermont
Northbrooke Woodstock, LLC	Delaware
Northern Prairie Indemnity Limited	Cayman Islands
Norwest Alliance System, Inc.	Minnesota

SUBSIDIARIES OF THE PARENT
The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2008:

Jurisdiction of
Incorporation or
Subsidiary	Organization
Norwest Equity Capital, L.L.C.	Minnesota
Norwest Equity Partners IX, LP	Delaware
Norwest Equity Partners V, a Minnesota Limited Partnership	Minnesota
Norwest Equity Partners VI, LP	Minnesota
Norwest Equity Partners VII, LP	Minnesota
Norwest Equity Partners VIII, LP	Delaware
Norwest Financial Canada DE, Inc.	Delaware
Norwest Financial Funding, Inc.	Nevada
Norwest Financial Investment 1, Inc.	Nevada
Norwest Financial Investment, Inc.	Nevada
Norwest Financial Massachusetts	Massachusetts
Norwest Limited LP, LLLP	Delaware
Norwest Mezzanine Partners I, LP	Minnesota
Norwest Mezzanine Partners II, LP	Delaware
Norwest Mezzanine Partners III, LP	Delaware
Norwest Properties Holding Company	Minnesota
Norwest Venture Capital Management, Inc.	Minnesota
Norwest Venture Partners Advisory-Mauritius	Mauritius
Norwest Venture Partners FVCI-Mauritius	Mauritius
Norwest Venture Partners IX, LP	Delaware
Norwest Venture Partners VI, LP	Minnesota
Norwest Venture Partners VI-A, LP	Delaware
Norwest Venture Partners VII, LP	Minnesota
Norwest Venture Partners VII-A, LP	Delaware
Norwest Venture Partners VIII, LP	Delaware
Norwest Venture Partners X -Mauritius	Mauritius
Norwest Venture Partners X, LP	Delaware
NVP Associates, LLC	Delaware
NVP Venture Capital India Private Limited	India
Oak Haven Senior Living, LLC	Delaware
Ocean View Holdco, LLC	Delaware
Oilwell Supply, L.P.	Texas
Old Swedish Bank Master Tenant, LLC	Minnesota
OmniPlus Capital Corporation	Tennessee
OmniServe of Alabama, L.L.C.	Alabama
Oosterpark, LLC	Delaware
OPC Hampton SCP, LP	Virginia
OPC Hampton Tenant, L.P.	Virginia
OPC Hampton, LLC	Virginia
O’Sullivan and Associates Limited	United Kingdom-England
Oxmoor Center, LLC	Delaware
P & C Select, LLC	Georgia
Pacific Lifestyle Mortgage, LLC	Delaware

SUBSIDIARIES OF THE PARENT
The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2008:

Jurisdiction of
Incorporation or
Subsidiary	Organization
Pacific Northwest Bancorp	Washington
Pacific Northwest Statutory Trust I	Connecticut
Palmer & Cay Investment Services, Inc.	Georgia
Palmer & Cay Real Estate, Inc.	Georgia
Palmer & Cay Securities Corporation	Georgia
Palo Alto Partners, LLC	Delaware
Parachute Factory SCP, LLC	Virginia
Parachute Factory Tenant, LLC	Virginia
Paramount Theater SCP L.P.	Virginia
Paramount Theater Tenant L.P.	Virginia
Parkland Senior Housing, LP	Missouri
Peachtree Residential Mortgage, LLC	Delaware
Pelican Asset Management, Inc.	Delaware
Peony Asset Management, Inc.	Delaware
Peregrine Capital Management, Inc.	Minnesota
Perfect Eagle Group Limited	UK-Virgin Islands
Personal Mortgage Group, LLC	Delaware
Pheasant Asset Management, Inc.	Delaware
PHH Funding, LLC	Delaware
Philadelphia International Equities, Inc.	Delaware
Philadelphia National Limited	UK-England
PHMCWF, LLC	Delaware
Phoenix Metro Holdings, LLC	Delaware
Pinnacle Mortgage of Nevada, LLC	Delaware
PINTA, LLC	Delaware
Placer Sierra Bancshares	California
Placer Statutory Trust III	Delaware
Placer Statutory Trust IV	Delaware
Platinum Residential Mortgage, LLC	Delaware
PNC Mortgage, LLC	Delaware
Pohlig SCP, L.P.	Virginia
Premia Mortgage, LLC	Delaware
Premium Timberland Sales, Inc.	North Carolina
Prime Direct LLC	Delaware
Prime Era Investments Limited	UK-Virgin Islands
Primrose Asset Management, Inc.	Delaware
Princeton Reconveyance Services Inc.	California
Priority Mortgage Company, LLC	Delaware
Private Mortgage Advisors, LLC	Delaware
PRN Holdings, Inc.	Delaware
Professional Direct Agency, Inc.	Ohio
Professional Financial Services of Arizona, LLC	Delaware
Prometheus Investment, LLC	North Carolina

SUBSIDIARIES OF THE PARENT
The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2008:

Jurisdiction of
Incorporation or
Subsidiary	Organization
PSH State Investor, LLC	Delaware
PTO Holdings, LLC	Delaware
Pumi Funding, LLC	Delaware
Pursuit of Joy, LLC	Delaware
Quail Asset Management, LLC	Delaware
Questpoint L.P., Inc.	Delaware
R.B.C. Corporation	North Carolina
RA Mortgage, LLC	Delaware
Railcar Investment, LLC	Delaware
Railroad Y L.P.	Virginia
Railway Tenant, LLC	Maryland
Rainier Mortgage, LLC	Delaware
Real Estate Consultants of the South, Inc.	North Carolina
Real Estate Lenders	Not Required
Real Living Mortgage, LLC	Delaware
Real Sincere Group Limited	UK-Virgin Islands
Realty Home Mortgage, LLC	Delaware
REDUS Atlanta Club Homes, LLC	Delaware
REDUS Atlanta Subdivisions, LLC	Delaware
REDUS Houston, LLC	Delaware
REDUS Properties, Inc.	Delaware
REDUS SC Coastal, LLC	Delaware
REDUS TX Homes, LLC	Delaware
REDUS TX Properties, LLC	Delaware
REDUS Virginia Subdivisions, LLC	Delaware
REDUS Westwood, LLC	Delaware
Regency Insurance Agency, Inc.	Minnesota
Reliable Finance Holding Company	Puerto Rico
Reliable Finance Holding Company, LLC	Nevada
Reliable Financial Services, Inc.	Puerto Rico
Reliable Insurance Services Corp.	Puerto Rico
Renaissance Finance II, LLC	Delaware
Renaissance West Partners, LLC	Delaware
Residential Asset Funding Corporation	North Carolina
Residential Community Mortgage Company, LLC	Delaware
Residential Home Division, LLC	Delaware
Residential Home Mortgage Investment, L.L.C.	Delaware
Residential Mortgage Division, LLC	Delaware
Residential Mortgage Services, LLC	Delaware
Rigil Funding, LLC	Delaware
RIJK, LLC	Delaware
Riverside Home Loans, LLC	Delaware
Roanoke TS SCP, LP	Virginia

SUBSIDIARIES OF THE PARENT
The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2008:

Jurisdiction of
Incorporation or
Subsidiary	Organization
Roanoke TS Tenant, LP	Virginia
Rocketts View L.P.	Virginia
Rocky River Project LLC	Delaware
Rohm & Haas Co.	Pennsylvania
Royalton Apartments, Ltd.	Florida
Ruby Asset Management Inc.	Maryland
Rural Community Insurance Agency, Inc.	Minnesota
Rural Community Insurance Company	Minnesota
Russ Lyon Mortgage, LLC	Delaware
RWF Mortgage Company	California
RWF Mortgage, LLC	Delaware
RYACCOM Real Estate, LLC	Delaware
Ryaccom, LLC	Delaware
Ryder Exchange, LLC	Delaware
Sagebrush Asset Management, Inc.	Delaware
Saguaro Asset Management, Inc.	Delaware
Salvo Finance GP	Delaware
Santa Fe Mortgage, LLC	Delaware
Sapphire Asset Management Inc.	Maryland
Savings Associations Financial Enterprises, Incorporated (S.A.F.E., Inc.)	District of Columbia
SC Realty, LLC	Delaware
SCG Funding, LLC	Delaware
Scott Life Insurance Company	Arizona
Security First Financial Group, LLC	Delaware
Select Home Mortgage, LLC	Delaware
Select Lending Services, LLC	Delaware
SelectNet Plus, Inc.	West Virginia
Seventeenth Street Lofts SCP L.P.	Virginia
Seventeenth Street Lofts Tenant L.P.	Virginia
SG Group Holdings LLC	Delaware
SG New York LLC	Delaware
SG Pennsylvania LLC	Delaware
SG Tucson LLC	Delaware
Shenandoah Hotel Associates L.P.	Virginia
SHHO, L.P.	Virginia
Shockoe-Cary Building Tenant, L.P.	Virginia
Sierra Delaware Funding, LLC	Delaware
Sierra Peaks Funding, LP	Delaware
Signature Home Mortgage, LLC	Delaware
Signet Student Loan Corporation	Virginia
Siguler Guff BRIC Opportunities II ASW Fund, LLC	Delaware
Silver Asset Management, Inc.	Delaware
Sirius Funding, LLC	Delaware

SUBSIDIARIES OF THE PARENT
The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2008:

Jurisdiction of
Incorporation or
Subsidiary	Organization
Site 15 Affordable Associates, LLC	New York
SK 55 Wall LLC	New York
Skogman Mortgage Company	Not Required
Skyline Home Mortgage, LLC	Delaware
Smart Mortgage, LLC	Delaware
SoCo Community Development Company, LLC	Alabama
Solution Delivery, LLC	Delaware
Source One Liquidation, LLC	Delaware
South Beach Courtyard Development, Ltd.	Florida
South Street Lofts SCP L.P.	Virginia
South Street Lofts Tenant L.P.	Virginia
Southeast Home Mortgage, LLC	Delaware
Southeast Minnesota Mortgage, LLC	Delaware
Southern Ohio Mortgage, LLC	Delaware
SouthSide Plaza 455 Ltd., L.L.P.	Texas
SouthTrust Capital Funding Corporation	Delaware
SouthTrust Community Reinvestment Company, LLC	Alabama
SouthTrust Development Corporation	Georgia
SouthTrust Mobile Services Funding Corporation	Alabama
SouthTrust Mortgage Corporation	Delaware
Southwest Community Statutory Trust I	Connecticut
Southwest Partners, Inc.	California
Sparta GP Holding REO Corp.	Delaware
Sparta GP Holding, LLC	Delaware
SPFE, Inc.	North Carolina
SPH Mortgage, LLC	Delaware
Spring Cypress Water Supply Corporation	Texas
SS Bolingbrook Boughton, LLC	Delaware
SS Columbus Chestnut, LLC	Delaware
SS Columbus Georgesville, LLC	Delaware
SS Columbus Morse, LLC	Delaware
SS Columbus Roberts, LLC	Delaware
SS Columbus South High, LLC	Delaware
SS Exeter RI, LLC	Delaware
SS Johnston Putnam, LLC	Delaware
SS LaGrange, LLC	Delaware
SS Lewis Enterprise, LLC	Delaware
SS Lincoln Park Western, LLC	Delaware
SS New Smyrna, LLC	Delaware
SS Patchoque Waverly, LLC	Delaware
SS Sanford 46, LLC	Delaware
SS South Loop, LLC	Delaware
SS Vegas East Horizon, LLC	Delaware

SUBSIDIARIES OF THE PARENT
The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2008:

Jurisdiction of
Incorporation or
Subsidiary	Organization
SS Wakefield Church, LLC	Delaware
SS Winter Park, LLC	Delaware
SS Woonsocket Diamond, LLC	Delaware
St. Joseph’s Affordable Housing Limited Partnership	Pennsylvania
Stagecoach Insurance Agency, Inc.	California
Stagecoach Insurance Services, LLC	Delaware
Stirling Mortgage Services, LLC	Delaware
Stock Financial Services, LLC	Delaware
STRATS, LLC	Delaware
Strouse Adler Associates, Limited Partnership	Connecticut
Structured Asset Investors, LLC	Delaware
Structured Credit Partners, LLC	Delaware
Structured Principal Strategies Holdings, LLC	Delaware
Structured Principal Strategies, LLC	Delaware
Suffolk Center for Cultural Arts SCP, L.P.	Virginia
Sullivan Investments, Inc.	Delaware
Summit National Mortgage, LLC	Delaware
Superior Guaranty Insurance Company	Vermont
Superior Warehouse Apartment SCP, L.P.	Virginia
Superior Warehouse Apartments Tenant, L. P.	Virginia
SURREY DOWNS/FIDOREO, INC.	New Jersey
Sweetroot Funding, LLC	Cayman Islands
Synthetic Fixed-Income Securities, Inc.	Delaware
Tai Mo Shan Investments Partnership	Hong Kong
TAI Title Trust	Delaware
Tattersall Advisory Group, Inc.	Virginia
TAYLORR LAKES/FIDOREO, INC.	New Jersey
TCF A/GA-1, LLC	Delaware
TCF A/NC-1, LLC	Delaware
TCF A/V-1, LLC	Delaware
TCF AEG/GA, LLC	Delaware
TCF AM/F, LLC	Delaware
TCF AM/F-2, LLC	Delaware
TCF AM/F-4A, LLC	Delaware
TCF AM/F-4B, LLC	Delaware
TCF BA/F-G, LLC	Delaware
TCF BO/F, LLC	Delaware
TCF BOH/H-1, LLC	Delaware
TCF BOH/H-2, LLC	Delaware
TCF C/F, LLC	Delaware
TCF C/F-2, LLC	Delaware
TCF CN/VA-1, LLC	Delaware
TCF CN/VA-2, LLC	Delaware

SUBSIDIARIES OF THE PARENT
The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2008:

Jurisdiction of
Incorporation or
Subsidiary	Organization
TCF CN/VA-3, LLC	Delaware
TCF CON/GA, LLC	Delaware
TCF GW/F, LLC	Delaware
TCF GW/GA, LLC	Delaware
TCF GW-2, LLC	Delaware
TCF HH/GA, LLC	Delaware
TCF JH/GA, LLC	Delaware
TCF JP/F, LLC	Delaware
TCF JP/GA, LLC	Delaware
TCF JPM/F, LLC	Delaware
TCF M/F-1, LLC	Delaware
TCF NA/VA-1, LLC	Delaware
TCF NA/VA-2, LLC	Delaware
TCF NA/VA-3, LLC	Delaware
TCF P/GA-2, LLC	Delaware
TCF P/MO-1, LLC	Delaware
TCF P/VA, LLC	Delaware
TCF S/GA, LLC	Delaware
TCF U/GA-2, LLC	Delaware
TCF U/GA-3, LLC	Delaware
TCF U/MO, LLC	Delaware
TCF U/VA, LLC	Delaware
TCF U/VA-2, LLC	Delaware
TCF U/VA-3, LLC	Delaware
TCF UB-1, LLC	Delaware
TCF USB/F, LLC	Delaware
TCF WF-3, LLC	Delaware
TCF WF-4, LLC	Delaware
TCF WF-5, LLC	Delaware
TCIG Guaranteed Tax Credit Fund I, LLC	Delaware
TCIG Guaranteed Tax Credit Fund II, LLC	Delaware
TCIG Guaranteed Tax Credit Fund III, LLC	Delaware
TCIG Guaranteed Tax Credit Fund IV, LLC	Delaware
TCIG Guaranteed Tax Credit Fund V, LLC	Delaware
TCIG Guaranteed Tax Credit Fund VI, LLC	Delaware
TCIG Guaranteed Tax Credit Fund VII, LLC	Delaware
TCIG Historic Tax Credit Fund I, LLC	Delaware
TCIG NC State Credit Fund, LLC	North Carolina
TCIG Tax Credit Fund I, LLC	Delaware
TCIG Tax Credit Fund II, LLC	Delaware
Telomian Funding, Inc.	Delaware
The Ceres Investment Company	Missouri
The Exchange Building Limited Partnership	Maine

SUBSIDIARIES OF THE PARENT
The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2008:

Jurisdiction of
Incorporation or
Subsidiary	Organization
The Fairfax Corporation	North Carolina
The Florida Community New Markets Fund II, LLC	Florida
The Lofts San Marco Tenant, LLC	Florida
The Money Store, LLC	New Jersey
The Money Store/Service Corp.	New Jersey
The Ratcliffe, LLC	North Carolina
The Thirty-Eight Hundred Fund, LLC	Delaware
The Trumbull Group, LLC	Delaware
The Westlake Group, Limited	British West Indies
Therapy Insurance Services Limited	United Kingdom-England
Thirty-Eight Hundred Investments Limited	Cayman Islands
THM Master TE, LLC	Minnesota
Thoroughbred Mortgage, LLC	Delaware
Tiberius Ventures, L.L.C.	Nevada
Timmitch, LLC	Delaware
TMS Funding Limited	Cayman Islands
TMS Special Holdings, Inc.	Delaware
TMS Student Holdings, Inc.	Delaware
Todd Tenant, L. P.	Virginia
Topaz Asset Management Inc.	Maryland
TQI Exchange, LLC	Delaware
Trademark Mortgage, LLC	Delaware
Transportation Equipment Advisors, Inc.	Illinois
Treviso Bay Development, LLC	Delaware
Triad Apartment Portfolio II, LLC	Delaware
Triad Apartment Portfolio, LLC	Delaware
Triblle Lakes Cumming, LLC	Delaware
Tribune Tower Investors, L.P.	California
TRM of North Carolina, LLC	North Carolina
TRSTE II, Inc.	Tennessee
TRSTE, Inc.	Virginia
Tryon Management, Inc.	North Carolina
Two APM Plaza, Inc. (89%)	Pennsylvania
Tyree Financing, S.A. (Luxembourg, Luxembourg)	Luxembourg
Tyro Funding, LLC	Delaware
Union Commerce Title Company, LLC	Delaware
Union Hamilton Reinsurance, Ltd.	Bermuda
Union Hamilton Special Purpose Funding 2005-1, LLC	Delaware
Union Hamilton Special Purpose Funding 2005-2, LLC	Delaware
Union Hamilton Special Purpose Funding 2006-1, LLC	Delaware
Union Station Holding Company LLC	Delaware
United Bancorporation of Wyoming Capital Trust I	Delaware
United Bancorporation of Wyoming Capital Trust II	Delaware

SUBSIDIARIES OF THE PARENT
The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2008:

Jurisdiction of
Incorporation or
Subsidiary	Organization
United Bancorporation of Wyoming Capital Trust III	Delaware
United Bancshares, Inc.	Pennsylvania
United Bank of Philadelphia	Pennsylvania
United California Bank Realty Corporation	California
Universal Master Servicing, LLC	Delaware
Valley Asset Management, Inc.	Delaware
Valuedrive Investments Limited	UK-Virgin Islands
VCP-Carlington, LLC.	Florida
Vento WF LLC	Delaware
Vermillion Huntersville, LLC	Delaware
Victoria Investments, LLC	Delaware
Village Communities Financial, LLC	Delaware
Villages at Warner Ranch PUD, LP	Delaware
Violet Asset Management, Inc.	Delaware
Virginia Street SCP, L.P.	Virginia
Vista Lofts Denver, LLC	Delaware
Vista Realty Portfolio Investments LLC	Delaware
Vondelpark, LLC	Delaware
W/A Tax Credit Fund 2003-I, LLC	Delaware
Wachau Insurance Advisors, Inc.	North Carolina
Wachovia 300 California Member, LLC	Delaware
Wachovia Administrative Services, Inc.	Florida
Wachovia Advisors International Limited	Hong Kong
Wachovia Affordable Housing Community Development Corporation	North Carolina
Wachovia Affordable Housing Corp.	North Carolina
Wachovia Alternative Strategies Managed Futures & Commodities Platform, LLC	Delaware
Wachovia Alternative Strategies Offshore Platform, SPC	UK-Cayman Islands
Wachovia Alternative Strategies Platform, LLC	Delaware
Wachovia Alternative Strategies Real Estate Platform, LLC	Delaware
Wachovia Alternative Strategies, Inc.	North Carolina
Wachovia Asia Holding Corporation	Alabama
Wachovia Asia Investments Pte. Ltd.	Singapore
Wachovia Asia Limited	Hong Kong
Wachovia Auto Loan Owner Trust 2007-1	Delaware
Wachovia Auto Loan Owner Trust 2007-2	Delaware
Wachovia Auto Loan Owner Trust 2007-3	Delaware
Wachovia Auto Loan Owner Trust 2008-1	Delaware
Wachovia Auto Owner Trust 2004-A	Delaware
Wachovia Auto Owner Trust 2004-B	Delaware
Wachovia Auto Owner Trust 2005-A	Delaware
Wachovia Auto Owner Trust 2005-B	Delaware
Wachovia Auto Owner Trust 2006-A	Delaware
Wachovia Auto Owner Trust 2007-B	Delaware

SUBSIDIARIES OF THE PARENT
The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2008:

Jurisdiction of
Incorporation or
Subsidiary	Organization
Wachovia Auto Owner Trust 2008-A	Delaware
Wachovia Bank and Trust Company (Cayman) Ltd.	UK-Cayman Islands
Wachovia Bank International	Ireland
Wachovia Bank of Delaware, National Association	United States
Wachovia Bank, FSB	Texas
Wachovia Bank, National Association	United States
Wachovia Capital Finance Corporation (Canada)	Canada-Ontario
Wachovia Capital Finance Corporation (Central)	Illinois
Wachovia Capital Finance Corporation (New England)	Massachusetts
Wachovia Capital Finance Corporation (Western)	California
Wachovia Capital Investments, Inc.	Georgia
Wachovia Capital Investors, Inc.	North Carolina
Wachovia Capital Markets, LLC	Delaware
Wachovia Capital Partners 1997, LLC	North Carolina
Wachovia Capital Partners 1998, LLC	North Carolina
Wachovia Capital Partners 1998-II, LLC	North Carolina
Wachovia Capital Partners 1999, LLC	North Carolina
Wachovia Capital Partners 1999-II, LLC	North Carolina
Wachovia Capital Partners 2000, LLC	North Carolina
Wachovia Capital Partners 2001, LLC	North Carolina
Wachovia Capital Partners 2002, LLC	North Carolina
Wachovia Capital Partners 2003, LLC	North Carolina
Wachovia Capital Partners 2004, LLC	North Carolina
Wachovia Capital Partners 2005, LLC	North Carolina
Wachovia Capital Partners II ASW Fund, LLC	Delaware
Wachovia Capital Partners Management Company, LLC	Delaware
Wachovia Capital Partners Secondary Fund I, L.P.	Delaware
Wachovia Capital Partners, Inc.	Virginia
Wachovia Capital Trust I	Delaware
Wachovia Capital Trust II	Delaware
Wachovia Capital Trust III	Delaware
Wachovia Capital Trust IV	Delaware
Wachovia Capital Trust IX	Delaware
Wachovia Capital Trust V	Delaware
Wachovia Capital Trust X	Delaware
Wachovia Card Receivables, LLC	Delaware
Wachovia Card Services, National Association	United States
Wachovia Caveness Member, LLC	Delaware
Wachovia Century Mill Member, LLC	Delaware
Wachovia Commercial Mortgage Inc.	New Jersey
Wachovia Commercial Mortgage Loan Warehouse Corporation	North Carolina
Wachovia Commercial Mortgage Securities, Inc.	North Carolina
Wachovia Commodities Holdings, Inc.	Delaware

SUBSIDIARIES OF THE PARENT
The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2008:

Jurisdiction of
Incorporation or
Subsidiary	Organization
Wachovia Commodities, LLC	Delaware
Wachovia Community Development Corporation	North Carolina
Wachovia Community Development Enterprises I, LLC	North Carolina
Wachovia Community Development Enterprises II, LLC	North Carolina
Wachovia Community Development Enterprises V, LLC	North Carolina
Wachovia Community Development Enterprises, LLC	North Carolina
Wachovia CRE CDO 2006-1 Investor, LLC	Delaware
Wachovia CRE CDO 2006-1, LLC	Delaware
Wachovia CRE CDO 2006-1, Ltd.	UK-Cayman Islands
Wachovia Dealer Services, Inc.	California
Wachovia Defeasance 3409 PRIMM III LLC	Delaware
Wachovia Defeasance Alta Mira Shopping Center LLC	Delaware
Wachovia Defeasance BACM 2000-2 LLC	Delaware
Wachovia Defeasance BACM 2001-1 LLC	Delaware
Wachovia Defeasance BACM 2001-PB1 III LLC	Delaware
Wachovia Defeasance BACM 2001-PB1 LLC	Delaware
Wachovia Defeasance BACM 2002-2 LLC	Delaware
Wachovia Defeasance BACM 2003-1 LLC	Delaware
Wachovia Defeasance BOA-FUNB 2001-3 CAC VCRIT Portfolio LLC	Delaware
Wachovia Defeasance BOA-FUNB 2001-3 III LLC	Delaware
Wachovia Defeasance BOA-FUNB 2001-3 LLC	Delaware
Wachovia Defeasance BSCMS 1999-C1 II LLC	Delaware
Wachovia Defeasance BSCMS 1999-C1 III LLC	Delaware
Wachovia Defeasance BSCMS 1999-C1 LLC	Delaware
Wachovia Defeasance BSCMS 1999-WF2 III LLC	Delaware
Wachovia Defeasance BSCMS 1999-WF2 LLC	Delaware
Wachovia Defeasance BSCMS 2000-WF1 LLC	Delaware
Wachovia Defeasance BSCMS 2000-WF2 LLC	Delaware
Wachovia Defeasance BSCMS 2001-TOP2 LLC	Delaware
Wachovia Defeasance BSCMS 2002-PBW1 LLC	Delaware
Wachovia Defeasance BSCMS 2002-TOP6 LLC	Delaware
Wachovia Defeasance BSCMS 2003-TOP10 III LLC	Delaware
Wachovia Defeasance BSCMS 2003-Top10 LLC	Delaware
Wachovia Defeasance BSCMS 2003-Top12 LLC	Delaware
Wachovia Defeasance BSCMS 2004-PWR3 LLC	Delaware
Wachovia Defeasance BSCMS 2004-TOP16 525 Vine Street LLC	Delaware
Wachovia Defeasance BSCMS 2004-TOP16 III LLC	Delaware
Wachovia Defeasance BSCMS 2005-TOP18 LLC	Delaware
Wachovia Defeasance Chase 1997-2 LLC	Delaware
Wachovia Defeasance Chase 1999-2 II LLC	Delaware
Wachovia Defeasance CHASE 1999-2 III LLC	Delaware
Wachovia Defeasance Chase 1999-2 LLC	Delaware

SUBSIDIARIES OF THE PARENT
The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2008:

Jurisdiction of
Incorporation or
Subsidiary	Organization
Wachovia Defeasance Chase 2000-1 II LLC	Delaware
Wachovia Defeasance CHASE 2000-1 III LLC	Delaware
Wachovia Defeasance Chase 2000-1 LLC	Delaware
Wachovia Defeasance CHASE 2000-2 III LLC	Delaware
Wachovia Defeasance Chase 2000-2 LLC	Delaware
Wachovia Defeasance CHASE 2000-3 III LLC	Delaware
Wachovia Defeasance Chase 2000-3 LLC	Delaware
Wachovia Defeasance CHASEFUNB 1999-1 II CPT Apartments LLC	Delaware
Wachovia Defeasance ChaseFUNB 1999-1 II LLC	Delaware
Wachovia Defeasance ChaseFUNB 1999-1 LLC	Delaware
Wachovia Defeasance ChaseFUNB 1999-1 Mazal LLC	Delaware
Wachovia Defeasance Citigroup 2004-C1 CF West Palm LLC	Delaware
Wachovia Defeasance Citigroup 2004-C1 LLC	Delaware
Wachovia Defeasance Citigroup 2004-C1 Seaboard Associates LLC	Delaware
Wachovia Defeasance CITIGROUP 2005-C3 LLC	Delaware
Wachovia Defeasance CMAC 1999-C1 LLC	Delaware
Wachovia Defeasance CMLB 2001-1 LLC	Delaware
Wachovia Defeasance CSFB 1997-C1 LLC	Delaware
Wachovia Defeasance CSFB 1997-C2 LLC	Delaware
Wachovia Defeasance CSFB 1998-C2 II LLC	Delaware
Wachovia Defeasance CSFB 1998-C2 LLC	Delaware
Wachovia Defeasance CSFB 1999-C1 LLC	Delaware
Wachovia Defeasance CSFB 2000-C1 LLC	Delaware
Wachovia Defeasance CSFB 2001-CF2 LLC	Delaware
Wachovia Defeasance CSFB 2001-CK1 LLC	Delaware
Wachovia Defeasance CSFB 2001-CK3 LLC	Delaware
Wachovia Defeasance CSFB 2001-CKN5 LLC	Delaware
Wachovia Defeasance CSFB 2001-CP4 LLC	Delaware
Wachovia Defeasance CSFB 2002-CKP1 LLC	Delaware
Wachovia Defeasance CSFB 2002-CKS4 LLC	Delaware
Wachovia Defeasance CSFB 2002-CP5 LLC	Delaware
Wachovia Defeasance CSFB 2003-C3 LLC	Delaware
Wachovia Defeasance CSFB 2003-C5 LLC	Delaware
Wachovia Defeasance CSFB 2003-CK2 LLC	Delaware
Wachovia Defeasance CSFB 2003-CPN1 LLC	Delaware
Wachovia Defeasance CSFB 2004-C1 LLC	Delaware
Wachovia Defeasance CSFB 2004-C2 LLC	Delaware
Wachovia Defeasance CSFB 2004-C3 III LLC	Delaware
Wachovia Defeasance CSFB 2005-C1 III LLC	Delaware
Wachovia Defeasance CSFB 2005-C2 III LLC	Delaware
Wachovia Defeasance CSFB 2005-C2 Penn’s Landing LLC	Delaware
Wachovia Defeasance CSFB 2005-C3 III LLC	Delaware
Wachovia Defeasance CSFB 2005-C6 III LLC	Delaware

SUBSIDIARIES OF THE PARENT
The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2008:

Jurisdiction of
Incorporation or
Subsidiary	Organization
Wachovia Defeasance CSFB 2005-C6 III-KEYCORP LLC	Delaware
Wachovia Defeasance DLJ 1998-CG1 II LLC	Delaware
Wachovia Defeasance DLJ 1998-CG1 III LLC	Delaware
Wachovia Defeasance DLJ 1998-CG1 LLC	Delaware
Wachovia Defeasance DLJ 1999-CG1 II LLC	Delaware
Wachovia Defeasance DLJ 1999-CG1 III LLC	Delaware
Wachovia Defeasance DLJ 1999-CG1 LLC	Delaware
Wachovia Defeasance DLJ 1999-CG2 II LLC	Delaware
Wachovia Defeasance DLJ 1999-CG2 III LLC	Delaware
Wachovia Defeasance DLJ 1999-CG2 LLC	Delaware
Wachovia Defeasance DLJ 1999-CG3 II LLC	Delaware
Wachovia Defeasance DLJ 1999-CG3 III LLC	Delaware
Wachovia Defeasance DLJ 1999-CG3 LLC	Delaware
Wachovia Defeasance DLJ 2000-CF1 LLC	Delaware
Wachovia Defeasance DLJ 2000-CKP1 LLC	Delaware
Wachovia Defeasance FUCM 1999-C4 II LLC	Delaware
Wachovia Defeasance FUCM 1999-C4 LLC	Delaware
Wachovia Defeasance FULB 1997-C1 LLC	Delaware
Wachovia Defeasance FULB 1997-C2 II LLC	Delaware
Wachovia Defeasance FULB II 1997-C2 LLC	Delaware
Wachovia Defeasance FULBBOA 1998-C2 LLC	Delaware
Wachovia Defeasance FUNB 1999-C1 II LLC	Delaware
Wachovia Defeasance FUNB 1999-C1 III LLC	Delaware
Wachovia Defeasance FUNB 1999-C1 LLC	Delaware
Wachovia Defeasance FUNB 1999-C4 III LLC	Delaware
Wachovia Defeasance FUNB 1999-C4 LLC	Delaware
Wachovia Defeasance FUNB 1999-C4 ML Windsor-ML Hammocks LLC	Delaware
Wachovia Defeasance FUNB 2000-C1 III LLC	Delaware
Wachovia Defeasance FUNB 2000-C1 LLC	Delaware
Wachovia Defeasance FUNB 2000-C1 POOL SB LLC	Delaware
Wachovia Defeasance FUNB 2000-C2 II LLC	Delaware
Wachovia Defeasance FUNB 2000-C2 III LLC	Delaware
Wachovia Defeasance FUNB 2000-C2 LLC	Delaware
Wachovia Defeasance FUNB 2000-C2 Phoenix Crowne LLC	Delaware
Wachovia Defeasance FUNB 2001-C2 LLC	Delaware
Wachovia Defeasance FUNB 2001-C3 CAC II LLC	Delaware
Wachovia Defeasance FUNB 2001-C3 III LLC	Delaware
Wachovia Defeasance FUNB 2001-C3 LLC	Delaware
Wachovia Defeasance FUNB 2001-C4 CRIT Portfolio LLC	Delaware
Wachovia Defeasance FUNB 2001-C4 CRIT-VA IV LLC	Delaware
Wachovia Defeasance FUNB 2001-C4 LLC	Delaware
Wachovia Defeasance FUNB 2002-C1 CRIT-VA V LLC	Delaware
Wachovia Defeasance FUNB 2002-C1 III LLC	Delaware

SUBSIDIARIES OF THE PARENT
The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2008:

Jurisdiction of
Incorporation or
Subsidiary	Organization
Wachovia Defeasance FUNB 2002-C1 LLC	Delaware
Wachovia Defeasance FUNB 2002-C1 Madison Sixty LLC	Delaware
Wachovia Defeasance FUNB-BOA 2001-C1 (CRIT NC) LLC	Delaware
Wachovia Defeasance FUNB-BOA 2001-C1 (CRIT VA) LLC	Delaware
Wachovia Defeasance FUNB-BOA 2001-C1 II LLC	Delaware
Wachovia Defeasance FUNB-BOA 2001-C1 LLC	Delaware
Wachovia Defeasance FUNB-BOA 2001-C1 POOL SB LLC	Delaware
Wachovia Defeasance FUNB-CHASE 1999-C2 III LLC	Delaware
Wachovia Defeasance FUNB-Chase 1999-C2 LLC	Delaware
Wachovia Defeasance GE 2002-2 183 Madison LLC	Delaware
Wachovia Defeasance GE 2002-2 II LLC	Delaware
Wachovia Defeasance GE 2002-2 LLC	Delaware
Wachovia Defeasance GECCMC 2000-1 III LLC	Delaware
Wachovia Defeasance GECCMC 2000-1 LLC	Delaware
Wachovia Defeasance GECCMC 2001-1 II LLC	Delaware
Wachovia Defeasance GECCMC 2001-1 III LLC	Delaware
Wachovia Defeasance GECCMC 2001-1 LLC	Delaware
Wachovia Defeasance GECCMC 2001-2 II LLC	Delaware
Wachovia Defeasance GECCMC 2001-2 III LLC	Delaware
Wachovia Defeasance GECCMC 2001-2 LLC	Delaware
Wachovia Defeasance GECCMC 2001-3 II LLC	Delaware
Wachovia Defeasance GECCMC 2001-3 III LLC	Delaware
Wachovia Defeasance GECCMC 2001-3 LLC	Delaware
Wachovia Defeasance GECCMC 2002-1 Cameron Crossing LLC	Delaware
Wachovia Defeasance GECCMC 2002-1 Culver Center West LLC	Delaware
Wachovia Defeasance GECCMC 2002-1 LLC	Delaware
Wachovia Defeasance GECCMC 2002-2 LLC	Delaware
Wachovia Defeasance GECCMC 2002-2 Wills Group FLP LLC	Delaware
Wachovia Defeasance GECCMC 2002-3 LLC	Delaware
Wachovia Defeasance GECCMC 2003-C2 Culver Center East LLC	Delaware
Wachovia Defeasance GECCMC 2003-C2 LLC	Delaware
Wachovia Defeasance GECCMC 2004-C2 LLC	Delaware
Wachovia Defeasance GECCMC 2004-C2 POOL SB LLC	Delaware
Wachovia Defeasance GECCMC 2004-C2 Stefan Associates LLC	Delaware
Wachovia Defeasance GECCMC 2005-C1 PIL I LLC	Delaware
Wachovia Defeasance GECCMC 2006-C1 III LLC	Delaware
Wachovia Defeasance GECC-Subway LLC	Delaware
Wachovia Defeasance GECMC 2003-C1 LLC	Delaware
Wachovia Defeasance GECMC 2004-C2 III LLC	Delaware
Wachovia Defeasance GMAC 1997-C2 LLC	Delaware
Wachovia Defeasance GMAC 1998-C2 LLC	Delaware
Wachovia Defeasance GMAC 1999-C1 LLC	Delaware
Wachovia Defeasance GMAC 1999-C2 LLC	Delaware

SUBSIDIARIES OF THE PARENT
The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2008:

Jurisdiction of
Incorporation or
Subsidiary	Organization
Wachovia Defeasance GMAC 2000-C3 LLC	Delaware
Wachovia Defeasance GMAC 2001-C1 LLC	Delaware
Wachovia Defeasance GMAC 2001-C2 LLC	Delaware
Wachovia Defeasance GMAC 2002-C1 LLC	Delaware
Wachovia Defeasance GMAC 2002-C2 LLC	Delaware
Wachovia Defeasance GMAC 2002-C3 LLC	Delaware
Wachovia Defeasance GMAC 2003-C1 LLC	Delaware
Wachovia Defeasance GMAC 2003-C2 LLC	Delaware
Wachovia Defeasance GMACCM 1997-C1 LLC	Delaware
Wachovia Defeasance Greenwich 2002-C1 II LLC	Delaware
Wachovia Defeasance GREENWICH 2002-C1 III LLC	Delaware
Wachovia Defeasance Greenwich 2002-C1 Landmark IV LLC	Delaware
Wachovia Defeasance Greenwich 2002-C1 LLC	Delaware
Wachovia Defeasance Greenwich 2003-C1 LLC	Delaware
Wachovia Defeasance Greenwich 2003-C2 LLC	Delaware
Wachovia Defeasance Greenwich 2004-GG1 LLC	Delaware
Wachovia Defeasance GREENWICH 2005-GG5 III LLC	Delaware
Wachovia Defeasance GS 1998-C1 LLC	Delaware
Wachovia Defeasance GS 2004-C1 LLC	Delaware
Wachovia Defeasance GSMSC II 1999-C1 LLC	Delaware
Wachovia Defeasance GSMSC II 2003-C1 LLC	Delaware
Wachovia Defeasance GSMSC II 2004-GG2 1410 Broadway LLC	Delaware
Wachovia Defeasance GSMSC II 2004-GG2 1441 Broadway LLC	Delaware
Wachovia Defeasance HF 1999-PH1 II LLC	Delaware
Wachovia Defeasance HF 1999-PH1 III LLC	Delaware
Wachovia Defeasance HF 1999-PH1 LLC	Delaware
Wachovia Defeasance HF 2000 PH1 LLC	Delaware
Wachovia Defeasance JPMC 1999-C7 LLC	Delaware
Wachovia Defeasance JPMC 1999-PLSI LLC	Delaware
Wachovia Defeasance JPMC 2000-C10 LLC	Delaware
Wachovia Defeasance JPMC 2000-C9 LLC	Delaware
Wachovia Defeasance JPMC 2001-C1 III LLC	Delaware
Wachovia Defeasance JPMC 2001-C1 LLC	Delaware
Wachovia Defeasance JPMC 2001-CIBC1 LLC	Delaware
Wachovia Defeasance JPMC 2001-CIBC2 LLC	Delaware
Wachovia Defeasance JPMC 2001-CIBC3 III LLC	Delaware
Wachovia Defeasance JPMC 2001-CIBC3 LLC	Delaware
Wachovia Defeasance JPMC 2002-C1 II LLC	Delaware
Wachovia Defeasance JPMC 2002-C1 III LLC	Delaware
Wachovia Defeasance JPMC 2002-C1 LLC	Delaware
Wachovia Defeasance JPMC 2002-C2 III LLC	Delaware
Wachovia Defeasance JPMC 2002-C2 LLC	Delaware

SUBSIDIARIES OF THE PARENT
The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2008:

Jurisdiction of
Incorporation or
Subsidiary	Organization
Wachovia Defeasance JPMC 2002-C3 LLC	Delaware
Wachovia Defeasance JPMC 2002-CIBC4 LLC	Delaware
Wachovia Defeasance JPMC 2002-CIBC5 CP Pembroke Pines LLC	Delaware
Wachovia Defeasance JPMC 2002-CIBC5 III LLC	Delaware
Wachovia Defeasance JPMC 2002-CIBC5 LLC	Delaware
Wachovia Defeasance JPMC 2003-C1 LLC	Delaware
Wachovia Defeasance JPMC 2003-C1BC6 CP Deerfield LLC	Delaware
Wachovia Defeasance JPMC 2003-C1BC6 LLC	Delaware
Wachovia Defeasance JPMC 2003-CIBC7 LLC	Delaware
Wachovia Defeasance JPMC 2003LN1 LLC	Delaware
Wachovia Defeasance JPMC 2003-ML1 LLC	Delaware
Wachovia Defeasance JPMC 2003-PM1 Battery Commercial LLC	Delaware
Wachovia Defeasance JPMC 2003-PM1 LLC	Delaware
Wachovia Defeasance JPMC 2004-C2 LLC	Delaware
Wachovia Defeasance JPMC 2004-C3 LLC	Delaware
Wachovia Defeasance JPMC 2004-CIBC10 LLC	Delaware
Wachovia Defeasance JPMC 2005-LDP1 LLC	Delaware
Wachovia Defeasance JPMC 2005-LDP2 III LLC	Delaware
Wachovia Defeasance JPMC 2005-LDP2 LLC	Delaware
Wachovia Defeasance JPMC 2006-LDP7 III LLC	Delaware
Wachovia Defeasance LB 1998-C1 LLC	Delaware
Wachovia Defeasance LB 1998-C4 II Ardsey Associates LLC	Delaware
Wachovia Defeasance LB 1998-C4 II LLC	Delaware
Wachovia Defeasance LB 1998-C4 III LLC	Delaware
Wachovia Defeasance LB 1998-C4 LLC	Delaware
Wachovia Defeasance LB 1999-C1 II LLC	Delaware
Wachovia Defeasance LB 1999-C1 III LLC	Delaware
Wachovia Defeasance LB 1999-C1 LLC	Delaware
Wachovia Defeasance LB 1999-C2 II LLC	Delaware
Wachovia Defeasance LB 1999-C2 LLC	Delaware
Wachovia Defeasance LB UBS 2002-C2 II LLC	Delaware
Wachovia Defeasance LB-UBS 2000-C3 II LLC	Delaware
Wachovia Defeasance LB-UBS 2000-C3 III LLC	Delaware
Wachovia Defeasance LB-UBS 2000-C3 LLC	Delaware
Wachovia Defeasance LB-UBS 2000-C4 II LLC	Delaware
Wachovia Defeasance LB-UBS 2000-C4 LLC	Delaware
Wachovia Defeasance LB-UBS 2000-C5 III LLC	Delaware
Wachovia Defeasance LB-UBS 2000-C5 LLC	Delaware
Wachovia Defeasance LB-UBS 2001-C2 II LLC	Delaware
Wachovia Defeasance LB-UBS 2001-C2 III LLC	Delaware
Wachovia Defeasance LB-UBS 2001-C2 LLC	Delaware
Wachovia Defeasance LB-UBS 2001-C3 1735 North Lynn LLC	Delaware
Wachovia Defeasance LB-UBS 2001-C3 II LLC	Delaware

SUBSIDIARIES OF THE PARENT
The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2008:

Jurisdiction of
Incorporation or
Subsidiary	Organization
Wachovia Defeasance LB-UBS 2001-C3 III LLC	Delaware
Wachovia Defeasance LB-UBS 2001-C3 LLC	Delaware
Wachovia Defeasance LB-UBS 2001-C7 II LLC	Delaware
Wachovia Defeasance LB-UBS 2001-C7 III LLC	Delaware
Wachovia Defeasance LB-UBS 2001-C7 LLC	Delaware
Wachovia Defeasance LB-UBS 2002-C1 400 Atlantic LLC	Delaware
Wachovia Defeasance LB-UBS 2002-C1 II LLC	Delaware
Wachovia Defeasance LB-UBS 2002-C1 LLC	Delaware
Wachovia Defeasance LB-UBS 2002-C2 Hibbs/Woodinville LLC	Delaware
Wachovia Defeasance LB-UBS 2002-C2 III LLC	Delaware
Wachovia Defeasance LB-UBS 2002-C2 LLC	Delaware
Wachovia Defeasance LB-UBS 2002-C4 III LLC	Delaware
Wachovia Defeasance LB-UBS 2002-C4 LLC	Delaware
Wachovia Defeasance LB-UBS 2002-C7 II LLC	Delaware
Wachovia Defeasance LB-UBS 2002-C7 Independence Shoppingtown LLC	Delaware
Wachovia Defeasance LB-UBS 2002-C7 LLC	Delaware
Wachovia Defeasance LB-UBS 2003-C1 (Clear) LLC	Delaware
Wachovia Defeasance LB-UBS 2003-C1 Franklin Avenue LLC	Delaware
Wachovia Defeasance LB-UBS 2003-C1 II LLC	Delaware
Wachovia Defeasance LB-UBS 2003-C1 III LLC	Delaware
Wachovia Defeasance LB-UBS 2003-C1 LLC	Delaware
Wachovia Defeasance LB-UBS 2003-C3 III LLC	Delaware
Wachovia Defeasance LB-UBS 2003-C3 LLC	Delaware
Wachovia Defeasance LB-UBS 2003-C5 III LLC	Delaware
Wachovia Defeasance LB-UBS 2003-C5 LLC	Delaware
Wachovia Defeasance LB-UBS 2003-C7 (Getty) LLC	Delaware
Wachovia Defeasance LB-UBS 2003-C7 LLC	Delaware
Wachovia Defeasance LB-UBS 2003-C8 III LLC	Delaware
Wachovia Defeasance LB-UBS 2003-C8 LLC	Delaware
Wachovia Defeasance LB-UBS 2004-C1 LLC	Delaware
Wachovia Defeasance LB-UBS 2004-C4 III LLC	Delaware
Wachovia Defeasance LB-UBS 2004-C4 LLC	Delaware
Wachovia Defeasance LB-UBS 2004-C6 LLC	Delaware
Wachovia Defeasance LB-UBS 2004-C7 III LLC	Delaware
Wachovia Defeasance LB-UBS 2004-C7 LLC	Delaware
Wachovia Defeasance LB-UBS 2004-C8 III LLC	Delaware
Wachovia Defeasance LB-UBS 2004-C8 LLC	Delaware
Wachovia Defeasance LB-UBS 2005-C7 VR Bayou LLC	Delaware
Wachovia Defeasance Management II LLC	Delaware
Wachovia Defeasance Management III LLC	Delaware
Wachovia Defeasance Management LLC	Delaware
Wachovia Defeasance Management-KeyCorp III LLC	Delaware
Wachovia Defeasance Management-KeyCorp LLC	Delaware

SUBSIDIARIES OF THE PARENT
The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2008:

Jurisdiction of
Incorporation or
Subsidiary	Organization
Wachovia Defeasance Management-Midland III LLC	Delaware
Wachovia Defeasance Management-Midland LLC	Delaware
Wachovia Defeasance MCF 1998-MC3 LLC	Delaware
Wachovia Defeasance MLMI 1998-C2 II LLC	Delaware
Wachovia Defeasance MLMI 1998-C2 III LLC	Delaware
Wachovia Defeasance MLMI 1998-C2 LLC	Delaware
Wachovia Defeasance MLMI 1998-C3 LLC	Delaware
Wachovia Defeasance MLMI 2002-MW1 III LLC	Delaware
Wachovia Defeasance MLMI 2002-MW1 LLC	Delaware
Wachovia Defeasance MLMI 2005-CKI1 III LLC	Delaware
Wachovia Defeasance MLMI 2005-CKI1 LLC	Delaware
Wachovia Defeasance MLMI 2005-MCP1 LLC	Delaware
Wachovia Defeasance MLMI 2005-MCP1 PVA III LLC	Delaware
Wachovia Defeasance MLMI 2005-MKB2 LLC	Delaware
Wachovia Defeasance MLMT 2004-MKB1 LLC	Delaware
Wachovia Defeasance MSCI 1998-CF1 LLC	Delaware
Wachovia Defeasance MSCI 1998-HF2 LLC	Delaware
Wachovia Defeasance MSCI 1998-WF2 LLC	Delaware
Wachovia Defeasance MSCI 1999-FNV1 LLC	Delaware
Wachovia Defeasance MSCI 1999-LIFE1 LLC	Delaware
Wachovia Defeasance MSCI 1999-RM1 LLC	Delaware
Wachovia Defeasance MSCI 1999-WF1 LLC	Delaware
Wachovia Defeasance MSCI 2003-IQ4 LLC	Delaware
Wachovia Defeasance MSCI 2003-IQ5 LLC	Delaware
Wachovia Defeasance MSCI 2003-IQ6 LLC	Delaware
Wachovia Defeasance MSCI 2003-Top11 LLC	Delaware
Wachovia Defeasance MSCI 2004-HQ3 LLC	Delaware
Wachovia Defeasance MSCI 2004-IQ7 LLC	Delaware
Wachovia Defeasance MSCI 2004-TOP15 LLC	Delaware
Wachovia Defeasance MSCI 2005-TOP19 LLC	Delaware
Wachovia Defeasance MSDWCI 2000-LIFE1 LLC	Delaware
Wachovia Defeasance MSDWCI 2000-LIFE2 LLC	Delaware
Wachovia Defeasance MSDWCI 2001-Top5 LLC	Delaware
Wachovia Defeasance MSDWCI 2002-TOP7 III LLC	Delaware
Wachovia Defeasance MSDWCI 2002-Top7 LLC	Delaware
Wachovia Defeasance MSDWCI 2003-HQ2 LLC	Delaware
Wachovia Defeasance PMAC 1999-C1 LLC	Delaware
Wachovia Defeasance PNCMAC 1999-CM1 LLC	Delaware
Wachovia Defeasance PNCMAC 2000-C1 LLC	Delaware
Wachovia Defeasance PNCMAC 2001-C1 LLC	Delaware
Wachovia Defeasance PSSFC 1998-C1 LLC	Delaware
Wachovia Defeasance PSSFC 1999-NRF1 LLC	Delaware
Wachovia Defeasance PSSFC 2003-PWR1 LLC	Delaware

SUBSIDIARIES OF THE PARENT
The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2008:

Jurisdiction of
Incorporation or
Subsidiary	Organization
Wachovia Defeasance PSSFC 2003-PWR1 PAL-MED LLC	Delaware
Wachovia Defeasance River Terrace LLC	Delaware
Wachovia Defeasance SBMS 2000-C1 LLC	Delaware
Wachovia Defeasance SBMS VII 2000-C3 LLC	Delaware
Wachovia Defeasance SBMS VII 2000-C3 Wellington Place LLC	Delaware
Wachovia Defeasance SBMS VII 2001-C1 LLC	Delaware
Wachovia Defeasance SBMS VII 2001-C2 LLC	Delaware
Wachovia Defeasance Wachovia 2002-C1 III LLC	Delaware
Wachovia Defeasance Wachovia 2002-C1 LLC	Delaware
Wachovia Defeasance Wachovia 2002-C2 III LLC	Delaware
Wachovia Defeasance Wachovia 2002-C2 Lawndale Market Place LLC	Delaware
Wachovia Defeasance Wachovia 2002-C2 LLC	Delaware
Wachovia Defeasance Wachovia 2003-C3 Big Trout Lodge LLC	Delaware
Wachovia Defeasance Wachovia 2003-C3 Gaddis LLC	Delaware
Wachovia Defeasance Wachovia 2003-C3 III LLC	Delaware
Wachovia Defeasance Wachovia 2003-C3 LLC	Delaware
Wachovia Defeasance Wachovia 2003-C4 LLC	Delaware
Wachovia Defeasance Wachovia 2003-C5 LLC	Delaware
Wachovia Defeasance Wachovia 2003-C6 John & Son’s LLC	Delaware
Wachovia Defeasance Wachovia 2003-C6 LLC	Delaware
Wachovia Defeasance Wachovia 2003-C7 LLC	Delaware
Wachovia Defeasance Wachovia 2003-C8 LLC	Delaware
Wachovia Defeasance Wachovia 2003-C9 LLC	Delaware
Wachovia Defeasance Wachovia 2004-C10 III LLC	Delaware
Wachovia Defeasance Wachovia 2004-C10 LLC	Delaware
Wachovia Defeasance WACHOVIA 2004-C12 III LLC	Delaware
Wachovia Defeasance Wachovia 2004-C12 LLC	Delaware
Wachovia Defeasance Wachovia 2004-C14 Amstar LLC	Delaware
Wachovia Defeasance Wachovia 2004-C14 III LLC	Delaware
Wachovia Defeasance Wachovia 2004-C14 Lenexa LLC	Delaware
Wachovia Defeasance Wachovia 2004-C14 LLC	Delaware
Wachovia Defeasance Wachovia 2004-C15 III LLC	Delaware
Wachovia Defeasance Wachovia 2004-C15 LLC	Delaware
Wachovia Defeasance Wachovia 2005-C16 III LLC	Delaware
Wachovia Defeasance Wachovia 2005-C16 LLC	Delaware
Wachovia Defeasance Wachovia 2005-C17 450 Partners LLC	Delaware
Wachovia Defeasance Wachovia 2005-C17 III LLC	Delaware
Wachovia Defeasance Wachovia 2005-C17 LLC	Delaware
Wachovia Defeasance Wachovia 2005-C18 LLC	Delaware
Wachovia Defeasance Wachovia 2005-C20 III LLC	Delaware
Wachovia Defeasance Wachovia 2005-C20 LLC	Delaware
Wachovia Defeasance Wachovia 2005-C21 LLC	Delaware

SUBSIDIARIES OF THE PARENT
The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2008:

Jurisdiction of
Incorporation or
Subsidiary	Organization
Wachovia Defeasance Wachovia 2005-C22 III LLC	Delaware
Wachovia Defeasance Wachovia 2006-C23 III LLC	Delaware
Wachovia Defeasance Wachovia 2006-C25 III LLC	Delaware
Wachovia Development Corporation	North Carolina
Wachovia Directors (Cayman) Ltd.	UK-Cayman Islands
Wachovia Education Finance Inc.	Delaware
Wachovia Education Loan Funding LLC	Delaware
Wachovia Encryption Technologies, LLC	North Carolina
Wachovia Equity Servicing, LLC	New Jersey
Wachovia Exchange Services, Inc.	North Carolina
Wachovia Exchange Services, LLC	Delaware
Wachovia Finance Ireland Limited	Ireland
Wachovia Financial Services, Inc.	North Carolina
Wachovia Fixed Income Structured Trading Solutions, LLC	Delaware
Wachovia FSD SCP, LLC	North Carolina
Wachovia Guaranteed Middle Tier III-A/NC, LLC	Delaware
Wachovia Guaranteed Middle Tier III-ANC, LLC	Delaware
Wachovia Guaranteed Middle Tier IV-P/NC, LLC	Delaware
Wachovia Guaranteed Middle Tier IV-U/NC, LLC	Delaware
Wachovia Guaranteed Tax Credit Fund II, LLC	Delaware
Wachovia Guaranteed Tax Credit Fund III-A/GA, LLC	Delaware
Wachovia Guaranteed Tax Credit Fund III-A/NC, LLC	Delaware
Wachovia Guaranteed Tax Credit Fund III-CN/GA, LLC	Delaware
Wachovia Guaranteed Tax Credit Fund IV-P/GA, LLC	Delaware
Wachovia Guaranteed Tax Credit Fund IV-P/NC, LLC	Delaware
Wachovia Guaranteed Tax Credit Fund IV-U/GA, LLC	Delaware
Wachovia Guaranteed Tax Credit Fund IV-U/NC, LLC	Delaware
Wachovia Guaranteed Tax Credit Fund V-F/M, LLC	Delaware
Wachovia Guaranteed Tax Credit Fund V-VA/M, LLC	Delaware
Wachovia Guaranteed Tax Credit FundC/GA, LLC	Delaware
Wachovia Guaranteed Tax Credit FundWF/CA, LLC	Delaware
Wachovia Guaranteed Tax Credit FundWF/CA-2, LLC	Delaware
Wachovia High Yield Investments Corporation	Delaware
Wachovia Holdings, Inc.	Delaware
Wachovia Insurance Agency, Inc.	Virginia
Wachovia Insurance Services Broker Dealer, Inc.	North Carolina
Wachovia Insurance Services, Inc.	North Carolina
Wachovia International B.V.	Netherlands
Wachovia International Banking Corporation	United States
Wachovia International Capital Corporation	Georgia
Wachovia International Services Private Limited	India
Wachovia International Servicos, LTDA	Brazil
Wachovia Investment Holdings, LLC	Delaware

SUBSIDIARIES OF THE PARENT
The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2008:

Jurisdiction of
Incorporation or
Subsidiary	Organization
Wachovia Investors, Inc.	North Carolina
Wachovia KW1, LLC	Delaware
Wachovia KW2, LLC	Delaware
Wachovia Large Loan, Inc.	Delaware
Wachovia Life Insurance Company	Arizona
Wachovia Management Corporation	California
Wachovia Management Services Private Limited	India
Wachovia Mortgage Corporation	North Carolina
Wachovia Mortgage Loan Trust, LLC	Delaware
Wachovia Mortgage, FSB	New Jersey
Wachovia Multifamily Capital, Inc.	Delaware
Wachovia Netherlands B.V.	Netherlands
Wachovia Netherlands Holdings, Inc.	Delaware
Wachovia Ocean View Member, LLC	Delaware
Wachovia Operational Services, LLC	North Carolina
Wachovia PASS Co., LLC	Delaware
Wachovia Preferred Funding Corp.	Delaware
Wachovia Preferred Funding Holding Corp.	California
Wachovia Preferred Realty, LLC	Delaware
Wachovia Premium Finance, Inc.	North Carolina
Wachovia Private Capital, Inc.	Pennsylvania
Wachovia Proprietary Equity Trading, LLC	Delaware
Wachovia RE, Inc.	South Carolina
Wachovia Real Estate Investment Corp.	Delaware
Wachovia Real Estate Korea, Inc.	Korea
Wachovia Regional Community Development Corporation, Inc.	Pennsylvania
Wachovia Risk Services, Inc.	Virginia
Wachovia SBA Holdings, Inc.	Delaware
Wachovia SBA Lending, Inc.	New Jersey
Wachovia Securities (Cayman) Ltd.	UK-Cayman Islands
Wachovia Securities (Argentina) LLC	Delaware
Wachovia Securities (Chile) LLC	Delaware
Wachovia Securities (Japan) Co. Ltd.	Japan
Wachovia Securities (Montevideo) Usuaria de Zona Franca S.A.	Uruguay
Wachovia Securities (Uruguay) S.A.	Uruguay
Wachovia Securities Asia Limited	Hong Kong
Wachovia Securities Financial Holdings, LLC	Delaware
Wachovia Securities Financial Network, LLC	Delaware
Wachovia Securities Holdings, LLC	Delaware
Wachovia Securities Insurance Agency of Puerto Rico, Inc.	Puerto Rico
Wachovia Securities International Limited	UK-England
Wachovia Securities Servicos e Participacoes (Brasil) LTDA	Brazil
Wachovia Securities, LLC	Delaware

SUBSIDIARIES OF THE PARENT
The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2008:

Jurisdiction of
Incorporation or
Subsidiary	Organization
Wachovia Service Corporation	Delaware
Wachovia Settlement Services of AL, LLC	Alabama
Wachovia Settlement Services, LLC	Delaware
Wachovia Shared Resources, LLC	Delaware
Wachovia Structured Finance Management, Inc.	North Carolina
Wachovia Student Loan Trust 2005-1	Delaware
Wachovia Student Loan Trust 2006-1	Delaware
Wachovia Technology Planning & Solutions Private Limited	India
Wachovia Trade Finance Corporation	Delaware
Wachovia Trust Company of California	California
Wachovia Trust Services, Inc.	North Carolina
Wachovia Warranty Corporation	Delaware
Wachovia/Maher Partners	Delaware
Wapiti Funding, LLC	Delaware
Warder Mansion, L. P.	Virginia
Waterside Villages, LLC	Delaware
Wauregan Development LLC	Connecticut
WB Loan Funding 1, LLC	Delaware
WB Loan Funding 10, LLC	Delaware
WB Loan Funding 14, LLC	Delaware
WB Loan Funding 15, LLC	Delaware
WB Loan Funding 16, LLC	Delaware
WB Loan Funding 17, LLC	Delaware
WB Loan Funding 18, LLC	Delaware
WB Loan Funding 2, LLC	Delaware
WB Loan Funding 3, LLC	Delaware
WB Loan Funding 5, LLC	Delaware
WB Loan Funding 6 (ONSHORE), LLC	Delaware
WB Loan Funding 7 (OFFSHORE), LLC	Delaware
WB Loan Funding 8, LLC	Delaware
WB Loan Funding 9, LLC	Delaware
WB Re Ltd. (North Charleston, SC)	South Carolina
WBI Holdings I, LLC	Delaware
WBI Holdings II, LLC	Delaware
WBI Holdings III, LLC	Delaware
WBI Holdings IV, LLC	Delaware
WBI Holdings V, LLC	Delaware
WBI Holdings VI, LLC	Delaware
WCP Compression Holdings, LLC	North Carolina
WCP Compression, LLC	North Carolina
WCP Fund I, L.P.	Delaware
WCP Fund II, L.P.	Delaware
WCP Holdings 2002, LLC	North Carolina

SUBSIDIARIES OF THE PARENT
The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2008:

Jurisdiction of
Incorporation or
Subsidiary	Organization
WCP Holdings 2004, LLC	North Carolina
WCP Holdings 2005, LLC	North Carolina
WCP Holdings 2006, LLC	North Carolina
WCP Secondary Fund I GP, LLC	Delaware
WDC 541 N Fairbanks Member, LLC	Delaware
WDC Fairways Mezzanine Lender LLC	Delaware
WDC KW America Member, LLC	Delaware
WDC Lake Spivey Member, LLC	Delaware
WDC Member KW Portfolio, LLC	Delaware
WDC MMF Charlotte Partners Member, LLC	Delaware
WDC Triad Member I, LLC	Delaware
WDC Triad Member II, LLC	Delaware
WDC Triad Parent, LLC	Delaware
WDC Union Station, LLC	Delaware
WDC Ventures Ltd.	Mauritius
WDC Windward Campus, LLC	Delaware
WDC/Babcock Fairways, LLC	Delaware
WDS Holdings, Inc.	Delaware
WDSI, LLC	Delaware
WELF Holding LLC	Delaware
Wells Capital Management Incorporated	California
Wells Fargo Alaska Trust Company, National Association	United States
Wells Fargo Alternative Asset Management, LLC	Delaware
Wells Fargo Asia Limited	Hong Kong
Wells Fargo Asset Management Corporation	Minnesota
Wells Fargo Asset Securities Corporation	Delaware
Wells Fargo Auto Finance, Inc.	California
Wells Fargo Bank Grand Junction, National Association	United States
Wells Fargo Bank Grand Junction-Downtown, National Association	United States
Wells Fargo Bank International	United States
Wells Fargo Bank Northwest, National Association	United States
Wells Fargo Bank South Central, National Association	United States
Wells Fargo Bank, Ltd.	California
Wells Fargo Bank, National Association	United States
Wells Fargo Bill Presentment Venture Member, LLC	Delaware
Wells Fargo Brokerage Services, LLC	Delaware
Wells Fargo Business Credit Canada ULC	Canada
Wells Fargo Capital A	Delaware
Wells Fargo Capital B	Delaware
Wells Fargo Capital C	Delaware
Wells Fargo Capital Holdings, Inc.	Delaware
Wells Fargo Capital I	Delaware
Wells Fargo Capital II	Delaware

SUBSIDIARIES OF THE PARENT
The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2008:

Jurisdiction of
Incorporation or
Subsidiary	Organization
Wells Fargo Capital IV	Delaware
Wells Fargo Capital IX	Delaware
Wells Fargo Capital VII	Delaware
Wells Fargo Capital VIII	Delaware
Wells Fargo Capital X	Delaware
Wells Fargo Capital XI	Delaware
Wells Fargo Capital XII	Delaware
Wells Fargo Capital XIII	Delaware
Wells Fargo Capital XIV	Delaware
Wells Fargo Capital XV	Delaware
Wells Fargo Cash Centers, Inc.	Nevada
Wells Fargo Cedar Creek, LLC	Delaware
Wells Fargo Central Bank	California
Wells Fargo Central Pacific Holdings, Inc.	California
Wells Fargo CM Funding, LLC	Delaware
Wells Fargo Community Development Corporation	Nevada
Wells Fargo Community Development Enterprises, Inc.	Nevada
Wells Fargo Credit Card Funding LLC	Delaware
Wells Fargo Credit Card Master Note Trust	Delaware
Wells Fargo Credit, Inc.	Minnesota
Wells Fargo Delaware Trust Company	Delaware
Wells Fargo Distribution Finance, LLC	Delaware
Wells Fargo Energy Capital, Inc.	Texas
Wells Fargo Equipment Finance Company	Canada
Wells Fargo Equipment Finance, Inc.	Minnesota
Wells Fargo Equity Capital, Inc.	California
Wells Fargo Escrow Company, LLC	Iowa
Wells Fargo Financial Acceptance America, Inc.	Pennsylvania
Wells Fargo Financial Acceptance, LLC	Minnesota
Wells Fargo Financial Agency, Co.	Iowa
Wells Fargo Financial Alabama, Inc.	Alabama
Wells Fargo Financial Alaska, Inc.	Alaska
Wells Fargo Financial America, Inc.	Pennsylvania
Wells Fargo Financial Arizona, Inc.	Arizona
Wells Fargo Financial Arkansas, Inc.	Arkansas
Wells Fargo Financial Auto Owner Trust 2005-A	Delaware
Wells Fargo Financial Bank	South Dakota
Wells Fargo Financial California, Inc.	Colorado
Wells Fargo Financial Canada Corporation	Canada
Wells Fargo Financial Colorado, Inc.	Colorado
Wells Fargo Financial Connecticut, Inc.	Connecticut
Wells Fargo Financial Corporation Canada	Canada
Wells Fargo Financial Credit Services New York, Inc.	New York

SUBSIDIARIES OF THE PARENT
The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2008:

Jurisdiction of
Incorporation or
Subsidiary	Organization
Wells Fargo Financial Delaware, Inc.	Delaware
Wells Fargo Financial Florida, Inc.	Florida
Wells Fargo Financial Funding B.V.	Netherlands
Wells Fargo Financial Georgia, Inc.	Iowa
Wells Fargo Financial Guam, Inc.	Delaware
Wells Fargo Financial Hawaii, Inc.	Hawaii
Wells Fargo Financial Holdings, LLC	Delaware
Wells Fargo Financial Hong Kong Limited	Hong Kong
Wells Fargo Financial Idaho, Inc.	Idaho
Wells Fargo Financial Illinois, Inc.	Iowa
Wells Fargo Financial Indiana, Inc.	Indiana
Wells Fargo Financial Information Services, Inc.	Iowa
Wells Fargo Financial Investments, Inc.	Nevada
Wells Fargo Financial Iowa 1, Inc.	Iowa
Wells Fargo Financial Iowa 3, Inc.	Iowa
Wells Fargo Financial Kansas, Inc.	Kansas
Wells Fargo Financial Kentucky 1, Inc.	Kentucky
Wells Fargo Financial Kentucky, Inc.	Kentucky
Wells Fargo Financial Leasing, Inc.	Iowa
Wells Fargo Financial Louisiana, Inc.	Louisiana
Wells Fargo Financial Maine, Inc.	Maine
Wells Fargo Financial Maryland, Inc.	Maryland
Wells Fargo Financial Massachusetts 1, Inc.	Massachusetts
Wells Fargo Financial Massachusetts, Inc.	Massachusetts
Wells Fargo Financial Michigan, Inc.	Michigan
Wells Fargo Financial Minnesota, Inc.	Minnesota
Wells Fargo Financial Mississippi 2, Inc.	Delaware
Wells Fargo Financial Mississippi, Inc.	Delaware
Wells Fargo Financial Missouri, Inc.	Missouri
Wells Fargo Financial Montana, Inc.	Montana
Wells Fargo Financial National Bank	United States
Wells Fargo Financial Nebraska, Inc.	Nebraska
Wells Fargo Financial Nevada 1, Inc.	Nevada
Wells Fargo Financial Nevada 2, Inc.	Nevada
Wells Fargo Financial Nevada, Inc.	Nevada
Wells Fargo Financial New Hampshire 1, Inc.	New Hampshire
Wells Fargo Financial New Hampshire, Inc.	New Hampshire
Wells Fargo Financial New Jersey, Inc.	New Jersey
Wells Fargo Financial New Mexico, Inc.	New Mexico
Wells Fargo Financial New York, Inc.	New York
Wells Fargo Financial North Carolina 1, Inc.	North Carolina
Wells Fargo Financial North Carolina, Inc.	North Carolina
Wells Fargo Financial North Dakota, Inc.	North Dakota

SUBSIDIARIES OF THE PARENT
The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2008:

Jurisdiction of
Incorporation or
Subsidiary	Organization
Wells Fargo Financial Ohio 1, Inc.	New Hampshire
Wells Fargo Financial Ohio, Inc.	Ohio
Wells Fargo Financial Oklahoma, Inc.	Oklahoma
Wells Fargo Financial Oregon, Inc.	Oregon
Wells Fargo Financial Pennsylvania, Inc.	Pennsylvania
Wells Fargo Financial Puerto Rico, Inc.	Delaware
Wells Fargo Financial Receivables, LLC	Delaware
Wells Fargo Financial Resources, Inc.	Iowa
Wells Fargo Financial Retail Credit, Inc.	Iowa
Wells Fargo Financial Retail Services Company Canada	Canada
Wells Fargo Financial Retail Services, Inc.	Iowa
Wells Fargo Financial Rhode Island, Inc.	Rhode Island
Wells Fargo Financial Saipan, Inc.	Delaware
Wells Fargo Financial Security Services, Inc.	Iowa
Wells Fargo Financial Services Virginia, Inc.	Virginia
Wells Fargo Financial Services, Inc.	Delaware
Wells Fargo Financial South Carolina, Inc.	South Carolina
Wells Fargo Financial South Dakota, Inc.	South Dakota
Wells Fargo Financial System Florida, Inc.	Florida
Wells Fargo Financial System Minnesota, Inc.	Minnesota
Wells Fargo Financial System Virginia, Inc.	Virginia
Wells Fargo Financial Tennessee 1, LLC	Tennessee
Wells Fargo Financial Tennessee, Inc.	Tennessee
Wells Fargo Financial Texas, Inc.	Texas
Wells Fargo Financial Utah, Inc.	Utah
Wells Fargo Financial Vermont, Inc.	Vermont
Wells Fargo Financial Virginia, Inc.	Virginia
Wells Fargo Financial Washington 1, Inc.	Washington
Wells Fargo Financial Washington, Inc.	Washington
Wells Fargo Financial West Virginia, Inc.	West Virginia
Wells Fargo Financial Wisconsin, Inc.	Wisconsin
Wells Fargo Financial Wyoming, Inc.	Wyoming
Wells Fargo Financial, Inc.	Iowa
Wells Fargo Financing Corporation	California
Wells Fargo Foothill Canada ULC	Canada
Wells Fargo Foothill, Inc.	California
Wells Fargo Foothill, LLC	Delaware
Wells Fargo Funding, Inc.	Minnesota
Wells Fargo Funds Distributor, LLC	Delaware
Wells Fargo Funds Management, LLC	Delaware
Wells Fargo Global Broker Network, LLC	Delaware
Wells Fargo Home Mortgage of Hawaii, LLC	Delaware
Wells Fargo Housing Advisors, Inc.	California

SUBSIDIARIES OF THE PARENT
The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2008:

Jurisdiction of
Incorporation or
Subsidiary	Organization
Wells Fargo HSBC Trade Bank, National Association	United States
Wells Fargo India Solutions Private Limited	India
Wells Fargo Institutional Funding, LLC	Delaware
Wells Fargo Institutional Securities, LLC	Delaware
Wells Fargo Insurance Agency of Michigan, Inc.	Michigan
Wells Fargo Insurance Nevada, Inc.	Nevada
Wells Fargo Insurance Services Mountain West, Inc.	Colorado
Wells Fargo Insurance Services Northeast, Inc.	New Jersey
Wells Fargo Insurance Services Northwest, Inc.	Washington
Wells Fargo Insurance Services of Alabama, Inc.	Alabama
Wells Fargo Insurance Services of Alaska, Inc.	Alaska
Wells Fargo Insurance Services of Arizona, Inc.	Arizona
Wells Fargo Insurance Services of Illinois, Inc.	Illinois
Wells Fargo Insurance Services of Indiana, LLC	Indiana
Wells Fargo Insurance Services of Kentucky, Inc.	Kentucky
Wells Fargo Insurance Services of Minnesota, Inc.	Minnesota
Wells Fargo Insurance Services of Nevada, Inc.	Nevada
Wells Fargo Insurance Services of New York, Inc.	New York
Wells Fargo Insurance Services of North Carolina, Inc.	North Carolina
Wells Fargo Insurance Services of Ohio, LLC	Ohio
Wells Fargo Insurance Services of Oregon, Inc.	Oregon
Wells Fargo Insurance Services of Pennsylvania, Inc.	Pennsylvania
Wells Fargo Insurance Services of Tennessee, Inc.	Tennessee
Wells Fargo Insurance Services of Texas, Inc.	Texas
Wells Fargo Insurance Services of Virginia, Inc.	Virginia
Wells Fargo Insurance Services of West Virginia, Inc.	West Virginia
Wells Fargo Insurance Services Southeast, Inc.	Florida
Wells Fargo Insurance Services, Inc.	Delaware
Wells Fargo Insurance Wyoming, Inc.	Wyoming
Wells Fargo Insurance, Inc.	Minnesota
Wells Fargo International Commercial Services Limited	Hong Kong
Wells Fargo Investment Group, Inc.	Delaware
Wells Fargo Investments, LLC	Delaware
Wells Fargo Merchant Services, L.LC.	Delaware
Wells Fargo of California Insurance Services, Inc.	California
Wells Fargo Preferred Capital, Inc.	Iowa
Wells Fargo Private Client Funding, Inc.	Delaware
Wells Fargo Private Investment Advisors, LLC	Delaware
Wells Fargo Properties, Inc.	Minnesota
Wells Fargo RE, Inc.	New Jersey
Wells Fargo Real Estate Capital Investments, LLC	Delaware
Wells Fargo Real Estate Tax Services, LLC	Delaware
Wells Fargo Retail Finance II, LLC	Delaware

SUBSIDIARIES OF THE PARENT
The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2008:

Jurisdiction of
Incorporation or
Subsidiary	Organization
Wells Fargo Retail Finance, LLC	Delaware
Wells Fargo Securities Limited	United Kingdom
Wells Fargo Securities, LLC	Delaware
Wells Fargo Securitisation Services Limited	United Kingdom
Wells Fargo Servicing Solutions, LLC	Florida
Wells Fargo Small Business Investment Company, Inc.	California
Wells Fargo Special Risks, Inc.	Illinois
Wells Fargo Structured Lending, LLC	Delaware
Wells Fargo Student Loans Receivables I, LLC	Delaware
Wells Fargo Third Party Administrators, Inc.	West Virginia
Wells Fargo Trade Capital Services, Inc.	New York
Wells Fargo Trade Capital, LLC	Delaware
Wells Fargo Ventures, LLC	Delaware
Wells Fargo Wind Holdings, LLC	Delaware
Wells Fargo, Ltd.	Hawaii
WES Holding Corporation	Delaware
WestFin Insurance Agency, Inc.	California
Westlake Insurance Company (Bermuda), Ltd.	Bermuda
WEX Chestertown, LLC	Delaware
WEX WWG IX, LLC	Delaware
WEX WWG VIII, LLC	Delaware
WF Deferred Compensation Holdings, Inc.	Delaware
WFC Holdings Corporation	Delaware
WFI Insurance Agency Montana, Inc.	Montana
WFI Insurance Agency Washington, Inc.	Washington
WFLC Subsidiary, LLC	Delaware
WFS Mortgage, LLC	Delaware
WFS Web Investments	California
WG-4511 MI, LLC	Delaware
WG-5278 MO, LLC	Delaware
Wheat First Butcher Singer Private Equity Fund, Limited Partnership	Virginia
Wheels Exchange, LLC	Delaware
Whippet Funding, LLC	Delaware
Whitney Hotel Limited Partnership	Louisiana
WIBC Aruba N.V.	Aruba
WIH CDO, LLC	Delaware
WIH Holdings	Mauritius
William Byrd Hotel Associates, L.P.	Virginia
William Pitt Mortgage, LLC	Delaware
Winchester REO, LLC	North Carolina
Windward Campus Manager, LLC	Delaware
Windward Campus Owner, LLC	Delaware
Winmark Financial, LLC	Delaware

SUBSIDIARIES OF THE PARENT
The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2008:

Jurisdiction of
Incorporation or
Subsidiary	Organization
WLC Company	Nevada
WLH 2008-1, LLC	Delaware
World Loan Company, LLC	Texas
World Mortgage Company	Colorado
World Mortgage Investors, Inc.	Maryland
World Savings Insurance Agency, Inc.	California
World Savings, Inc.	California
WPFC Asset Funding LLC	Delaware
WS Insurance Agency of Wyoming, LLC	Wyoming
WS Insurance Services of Massachusetts, LLC	Massachusetts
WS Insurance Services, LLC	Virginia
WSH Holdings, Ltd.	UK-Cayman Islands
Yucca Asset Management, Inc.	Delaware